                                                                  EXHIBIT 4.6

                                ---------------------------------------------
                                   DATED             2001



                               HOMESIDE MORTGAGE
                            SECURITIES TRUST 2001-1
                                NOTE TRUST DEED

                           PERPETUAL TRUSTEE COMPANY
                                    LIMITED
                               ("ISSUER TRUSTEE")
                          HOMESIDE GLOBAL MBS MANAGER,
                                      INC.
                            ("GLOBAL TRUST MANAGER)
                                      and
                         THE BANK OF NEW YORK, NEW YORK
                                     BRANCH
                                ("NOTE TRUSTEE")






                            MALLESONS STEPHEN JAQUES
                                   Solicitors

                             Governor Phillip Tower
                                 1 Farrer Place
                                 Sydney NSW 2000
                           Telephone (61 2) 9296 2000
                              Fax (61 2) 9296 3999
                                  DX 113 Sydney
                                  Ref: SRF:CD3

                              Mallesons Stephen Jaques

                                                                            (i)
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

CONTENTS    NOTE TRUST DEED
-------------------------------------------------------------------------------

            1   DEFINITIONS AND INTERPRETATION                                1

                Definitions Schedule                                          1
                Interpretation                                                2
                Appointment of the Note Trustee                               2
                Interpretation of provisions incorporated from TIA            2

            2   COVENANT TO PAY                                               3

                Covenant to Pay                                               3
                Discharge                                                     3
                Payment after an Event of Default                             4
                Rate of Interest after an Event of Default                    4

            3   AMOUNT, FORM AND ISSUE OF CLASS A NOTES                       4

                Aggregate Amount and Denomination                             4
                Description and Form of Class A Notes                         4
                Initial issue as Class A Book-Entry Notes                     4
                Issue of Class A Definitive Notes                             6
                Indemnity of non-issue of Class A Definitive Notes            7

            4   CLASS A NOTE REGISTER                                         7

                Provision of Class A Noteholder Information                   7
                Class A Note Register Conclusive                              8

            5   STAMP DUTIES                                                  8


            6   APPLICATION OF MONEYS RECEIVED BY THE NOTE TRUSTEE            8

                Declaration of Trust                                          8
                Accumulation                                                  9
                Investment                                                    9

            7   COVENANTS                                                     9

                The Issuer Trustee and the Global Trust Manager               9
                Covenants between Issuer Trustee and Global Trust Manager    12

            8   ENFORCEMENT                                                  13

                Actions following Event of Default                           13
                Evidence of default                                          14
                Overdue interest                                             14
                Restrictions on enforcement                                  15
                Liability for Enforcement                                    15

            9   PROCEEDINGS                                                  16

                Acting only on direction                                     16
                Security Trustee acting                                      16
                Note Trustee alone entitled to act                           17

            10  REMUNERATION AND INDEMNIFICATION OF THE NOTE TRUSTEE         17

                Normal remuneration                                          17
                Extra remuneration                                           17
                Expenses                                                     18


                                                                           (ii)
-------------------------------------------------------------------------------
                Indemnity                                                    18
                Continuing effect                                            18

            11  SUPPLEMENTAL PROVISIONS                                      18

                Liability to Account                                         18
                Class A Notes                                                18
                Advice                                                       19
                Note Trustee to assume performance                           19
                Resolutions of Class A Noteholders                           19
                Reliance                                                     19
                Certificate signed by Authorised Person                      20
                Signatures                                                   20
                Deposit of documents                                         20
                Discretion                                                   20
                Agents                                                       21
                Delegation                                                   21
                Application to Court                                         21
                Interests of Class A Noteholders                             21
                Assumption as to Prejudice                                   21
                Ratings                                                      22
                Validity of Transaction Documents                            22
                Defect in Security                                           22
                Class A Noteholders Responsible                              22
                Limit on Obligation                                          22
                No liability for breach                                      23
                Dispute or ambiguity                                         23
                Loss to charged property                                     23
                Forged Class A Notes                                         23
                Confidentiality                                              23
                Disclosure                                                   23
                Determinations conclusive                                    23
                Currency conversion                                          24
                Class A Notes held by the Issuer Trustee etc                 24
                Legal opinions                                               24
                No liability for tax on payments                             24
                Powers additional                                            24

            12  NOTE TRUSTEE LIABLE FOR NEGLIGENCE                           24


            13  WAIVER                                                       25

                Waiver                                                       25

            14  NOTE TRUSTEE NOT PRECLUDED FROM ENTERING INTO CONTRACTS      25


            15  DUTIES OF NOTE TRUSTEE                                       25

                Duties prior to an Event of Default                          25
                Duties following an Event of Default                         26
                Certain Limitations of Liability where Acting in Good Faith  26
                Note Trustee Not Relieved of Liability for Negligence        26
                Preferred Collection of Claims Against Issuer Trustee        26
                Compliance with Section 310 of the TIA                       26
                Transaction Documents                                        27

            16  AMENDMENT                                                    27


                                                                          (iii)
-------------------------------------------------------------------------------
                Amendment by Note Trustee                                    27
                Amendments requiring consent of all Class A Noteholders      28
                Compliance with TIA                                          28
                No Current Rating Agency downgrade                           28
                Distribution of amendments                                   28
                Amendments binding on Class A Noteholders                    28

            17  REPORTS                                                      29

                Reports by Note Trustee                                      29
                Reports by Global Trust Manager                              29
                Restricted Securities                                        30

            18  APPOINTMENT, RETIREMENT AND REMOVAL OF THE NOTE TRUSTEE      30

                Appointment                                                  30
                Retirement of Note Trustee                                   30
                Removal by Issuer Trustee                                    31
                Note Trustee may Retire                                      31
                Appointment of substitute note trustee by Class A Noteholders32
                Successor to Note Trustee                                    32
                Issuer Trustee and Global Trust Manager cannot be appointed  33
                No Limitation of TIA                                         33

            19  CLASS A NOTES HELD IN CLEARING SYSTEMS AND NOTICES           33

                Class A Notes held in Clearing Systems                       33

            20  CURRENCY INDEMNITY                                           33

                Currency of account and payment                              33
                Extent of discharge                                          33
                Indemnity                                                    34
                Indemnity separate                                           34

            21  REPRESENTATIONS AND WARRANTIES                               34

                By the Issuer Trustee                                        34
                By the Global Trust Manager                                  35
                By the Note Trustee                                          36

            22  NOTICES                                                      36

                Notices                                                      36
                Initial addresses                                            37
                Time effective                                               37
                Receipt                                                      37

            23  LIMITED RECOURSE                                             38


            24  TERMINATION                                                  38


            25  TRUST INDENTURE ACT                                          38

                Certificates and opinions                                    38
                Undertaking for Costs                                        40
                Exclusion of section 316(a)(1)                               40


                                                                           (iv)
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                Unconditional rights of Class A Noteholders to receive
                principal and interest                                       40
                Conflict with Trust Indenture Act                            41

            26  MISCELLANEOUS                                                41

                Certificate                                                  41
                Exercise of rights                                           41
                Waiver and variation                                         41
                Supervening legislation                                      41
                Approvals and consent                                        41
                Remedies cumulative                                          42
                Indemnities                                                  42
                Time of the essence                                          42
                Receipts                                                     42
                Acknowledgment                                               42
                Disclosure of information                                    42
                Rights cumulative                                            42
                Signatures                                                   43
                Meetings                                                     43

            27  GOVERNING LAW                                                43

                Governing Law                                                43
                Submission to jurisdiction                                   43
                Service                                                      43

            28  COUNTERPARTS                                                 43


            SCHEDULE 1     FORM OF CLASS A NOTE                              44


            SCHEDULE 2     PROVISIONS FOR MEETINGS OF CLASS A NOTEHOLDERS    51

                                                                              1
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                                  HOMESIDE MORTGAGE SECURITIES TRUST 2001-1
                                  NOTE TRUST DEED

DATE:                                      2001

PARTIES:         PERPETUAL TRUSTEE COMPANY LIMITED (ABN 42 000 001 007) having its registered office at Level 7, 39 Hunter Street, Sydney NSW 2000 in its capacity as trustee of the HomeSide Mortgage Securities Trust 2001-1 ("ISSUER TRUSTEE")
                           HOMESIDE GLOBAL MBS MANAGER, INC. of 2301
                           Baymeadows Way, Jacksonville, Florida 32256, United States of America ("GLOBAL TRUST MANAGER")
                           THE BANK OF NEW YORK, NEW YORK BRANCH, a New York banking corporation acting through its office at 101 Barclay Street, 21W, New York, New York 10286 ("NOTE TRUSTEE" which expression includes all persons being the trustee of this Note Trust Deed)

RECITALS:

                  A. The Issuer Trustee wishes to issue, at the direction of the Global Trust Manager, the Class A Notes.
                  B. The Note Trustee has agreed to act as Note Trustee for the Class A Noteholders on the terms set out in this deed.
                  C. This deed is an indenture qualified under, and subject to the mandatory provisions of, the Trust Indenture Act 1939 of the United States of America, which are incorporated by reference in and made part of this deed.

OPERATIVE PROVISIONS:

1        DEFINITIONS AND INTERPRETATION

--------------------------------------------------------------------------------
DEFINITIONS SCHEDULE

                  1.1 The following words have these meanings unless the contrary intention appears:

                           DEFINITIONS SCHEDULE means the deed called "HomeSide Mortgage Securities Trusts Definitions Schedule" dated 3 January 2001 and made between the companies described in schedule 1 to that deed.

                           SUPPLEMENTAL DEED means the deed entitled "HomeSide Mortgage Securities Trust 2001-1 Supplemental Deed" dated on or about the date of this deed between the Issuer Trustee, the Global Trust Manager and others.

                           TRUST means the HomeSide Mortgage Securities Trust 2001-1.

                  1.2 Except to the extent to which words and phrases are otherwise defined in this deed, words and phrases defined in the Definitions Schedule and the Supplemental Deed in respect of the Trust shall bear the same meaning in this deed. In the event of any inconsistency between a definition in this deed and a definition in the Definitions Schedule, the definitions

                                                                              2
-------------------------------------------------------------------------------
                           in this deed will prevail. In the event of any inconsistency between a definition in the Definitions Schedule and a definition in the Supplemental Deed, the definition in the Supplemental Deed will prevail. Any amendment to the Definitions Schedule will only apply to this deed if made in accordance with this deed.

                  1.3 Clauses 1.2 to 1.5 (inclusive) of the Definitions Schedule are incorporated into this deed as if those clauses were set out in full.

INTERPRETATION

                  1.4 This deed binds the Issuer Trustee, the Global Trust Manager, the Note Trustee and the Class A Noteholders of each Trust.

                  1.5 By executing this deed, the Note Trustee agrees that terms used in any Transaction Document have the meaning given to them in the Definitions Schedule.

APPOINTMENT OF THE NOTE TRUSTEE

                  1.6      The Note Trustee:

                           (a) is appointed to act as trustee on behalf of the Class A Noteholders on the terms and conditions of this deed; and

                           (b)      acknowledges and declares that it:

                                    (i)      holds the sum of $10 received on
                                             the date of this deed; and

                                    (ii)     will hold the benefit of the
                                             obligations of the Issuer Trustee
                                             and the Global Trust Manager under
                                             this deed and under other
                                             Transaction Documents given in
                                             favour of the Note Trustee,

                                    in each case, on trust for each Class A
                                    Noteholder, in accordance with the terms and conditions of this deed.

INTERPRETATION OF PROVISIONS INCORPORATED FROM TIA

                  1.7 Where a provision of the TIA is incorporated into this deed in accordance with the TIA (as described in clause 25.5) the following terms used in that provision have the following meanings in this deed:

                           "DEFAULT" means an Event of Default.

                           "INDENTURE SECURITIES" means the Class A Notes.

                           "INDENTURE SECURITY HOLDER" means the Class A Noteholder.

                           "INDENTURE TO BE QUALIFIED" means this deed.

                           "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Note Trustee.

                           "OBLIGOR UPON THE INDENTURE SECURITIES" means the Issuer Trustee.

                           "SEC" has the meaning given to that term in the Definitions Schedule.

                                                                              3
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                           Any other term, expression or provision which is used
                           in this deed in respect of a section or provision of the TIA and which is defined in the TIA, defined in the TIA by reference to another statute or defined by or in any rule of or issued by the SEC, will have the meaning assigned to it by such definitions. Any term or expression that is used in both:

                           (a)      (TIA): a mandatory provision of the TIA; and

                           (b) (THIS DEED): a clause of this deed that, on its face, appears to satisfy or reflect that mandatory provision of the TIA,

                           will be construed and interpreted as a Federal court of the United States of America would construe and interpret the term or expression.

2        COVENANT TO PAY
--------------------------------------------------------------------------------
COVENANT TO PAY

                  2.1 The Issuer Trustee at the direction of the Global Trust Manager shall on any date when any Class A Note becomes due to be redeemed, in whole or in part, unconditionally pay to or to the order of the Note Trustee in accordance with, and subject to, the terms of the Transaction Documents in same day funds the principal of such Class A Note becoming due on that date and shall (subject to the Class A Note Conditions) until payment in whole of the principal of the Class A Note (both before and after judgment) unconditionally pay to or to the order of the Note Trustee interest on the Invested Amount of the Class A Note as set out in the Class A Note Conditions (subject to clause 2.4), provided that:

                           (a) payment of any sum due in respect of the Class A Notes made to a Paying Agent as provided in the Agency Agreement (unless notice in accordance with clause 3 of the Agency Agreement has been given) or to the Note Trustee in accordance with this deed shall to that extent, satisfy such obligation except to the extent that there is failure in the Paying Agent's or the Note Trustee's (as the case may be) subsequent payment to the relevant Class A Noteholders under the Class A Note Conditions and the Agency Agreement; and

                           (b) a payment made after the due date shall be deemed to have been made when the full amount due has been received by the Paying Agent or the Note Trustee and notice to that effect has been given to the Class A Noteholders, except to the extent that there is failure in the Paying Agent's or the Note Trustee's (as the case may be) subsequent payment to the relevant Class A Noteholders under the Class A Note Conditions and the Agency Agreement.

DISCHARGE

                  2.2 Subject to clause 2.1, any payment to be made in respect of the Class A Notes by the Issuer Trustee or the Note Trustee may be made as provided in the Class A Note Conditions and any payment so made will (subject to clause 2.1) to that extent be a good discharge to the Issuer Trustee or

                                                                              4
-------------------------------------------------------------------------------
                           the Note Trustee, as the case may be.

PAYMENT AFTER AN EVENT OF DEFAULT

                  2.3 At any time after an Event of Default has occurred, the Note Trustee may take the actions referred to in clause 3 of the Agency Agreement.

RATE OF INTEREST AFTER AN EVENT OF DEFAULT

                  2.4 If the Class A Notes become immediately due and payable, the rate of interest payable in respect of them shall continue to be calculated by the Calculation Agent in accordance with the Class A Note Conditions (with consequential amendments as necessary) except that the rate of interest need not be published unless the Note Trustee otherwise requires. The first period in respect of which interest shall be so calculable shall commence on the expiry of the Interest Period during which the Class A Notes become so repayable.

3        AMOUNT, FORM AND ISSUE OF CLASS A NOTES
--------------------------------------------------------------------------------
AGGREGATE AMOUNT AND DENOMINATION

                  3.1 The Class A Notes will be issued in minimum denominations of US$100,000 each and multiples of US$10,000 in excess of that amount.

DESCRIPTION AND FORM OF CLASS A NOTES

                  3.2      (a)

                           (a) (FORM OF CLASS A NOTES): The Class A Notes must be serially numbered and typewritten or printed (in the case of Class A Book-Entry Notes) or typewritten, printed, lithographed or engraved or produced by any combination of these methods and with or without steel borders (in the case of Class A Definitive Notes) in the form or substantially in the form set out in Schedule 1.

                           (b) (SIGNING OF CLASS A NOTES): Each Class A Note must be signed by an Authorised Person or other duly appointed attorney or representative of the Issuer Trustee on behalf of the Issuer Trustee.

                           (c) (AUTHENTICATION OF CLASS A NOTES): Each Class A Note must be authenticated by an Authorised Person or other duly appointed representative of the Note Trustee on behalf of the Note Trustee. No Class A Note will be valid for any purpose unless and until so authenticated.

                           (d) (DATING OF CLASS A NOTES): The Class A Notes must be dated the date of their authentication.

INITIAL ISSUE AS CLASS A BOOK-ENTRY NOTES

                  3.3      (a)

                           (a) (ISSUE AS CLASS A BOOK-ENTRY NOTES): The Class A Notes will upon issue be represented by one or more book-entry notes initially registered in accordance with clause 4 in the name of Cede &

                                                                              5
-------------------------------------------------------------------------------
                                    Co, as nominee of DTC as the initial
                                    Depository.

                           (b) (DELIVERY OF CLASS A BOOK-ENTRY NOTES): The Issuer Trustee must on the date of this deed deliver or procure the delivery of Class A Book-Entry Notes to the Principal Paying Agent as agent for the Depository.

                           (c) (RIGHTS ATTACHING TO CLASS A BOOK-ENTRY NOTES): A Class A Book-Entry Note executed and authenticated in accordance with clause
                                    3.2 will constitute binding and valid
                                    obligations of the Issuer Trustee. Until a Class A Book-Entry Note has been exchanged pursuant to this deed, it shall in all respects be entitled to the same benefits as a Class A Definitive Note except as specifically provided to the contrary in this deed or the provisions of the Class A Book-Entry Note.

                           (d) (EXCHANGE ETC): Subject to this deed, the procedures relating to the exchange, authentication, delivery, surrender, cancellation, presentation, marking up or down of any Class A Book-Entry Note and any other matters to be carried out by the relevant parties upon exchange of any Class A Book-Entry Note will be made in accordance with the provisions of the Class A Book-Entry Notes and the normal practice of the Depository's nominee, the Class A Note Registrar and the rules and procedures of the Depository from time to time.

                           (e) (DEALINGS WITH DEPOSITORY): Unless and until the Class A Definitive Notes have been issued to a Class A Note Owner pursuant to clause 3.4, the following provisions apply:

                                    (i)      the Issuer Trustee, the Global
                                             Trust Manager, each Agent and the
                                             Note Trustee will be entitled to
                                             deal with the Depository for all
                                             purposes whatsoever (including the
                                             payment of principal of and
                                             interest on the Class A Notes and
                                             the giving of instructions or
                                             directions under this deed) as the
                                             absolute holder of the Class A
                                             Notes and none of the Issuer
                                             Trustee, the Global Trust Manager,
                                             any Agent or the Note Trustee will
                                             be affected by notice to the
                                             contrary;

                                    (ii)     whenever a notice or other
                                             communication to the Class A
                                             Noteholders is required under this
                                             deed or any other Transaction
                                             Document all such notices and
                                             communications must be given to the
                                             Depository and are not required to
                                             be given to the Class A Note
                                             Owners;

                                    (iii)    the rights of Class A Note Owners
                                             may be exercised only through the
                                             Depository and are limited to those
                                             established by law and agreements
                                             between such Class A Note Owners
                                             and the Depository and/or the
                                             Clearing Agency Participants;

                                    (iv)     the Issuer Trustee, the Global
                                             Trust Manager, each Agent and

                                                                              6
-------------------------------------------------------------------------------
                                             the Note Trustee may
                                             conclusively rely upon any
                                             statement from the Depository or
                                             any Clearing Agency Participant
                                             as to the votes, instructions or
                                             directions it has received from
                                             Class A Note Owners and/or
                                             Clearing Agency Participants.

                                    To the extent that the provisions of this clause 3.3 conflict with any other provisions of this deed, the provisions of this clause 3.3 prevail.

ISSUE OF CLASS A DEFINITIVE NOTES

                  3.4      (a)

                           (a)      (EVENTS LEADING TO EXCHANGE): If:

                                    (i)      the Depository advises the Note
                                             Trustee in writing that the
                                             Depository is no longer willing or
                                             able properly to discharge its
                                             responsibilities with respect to
                                             the Class A Notes and the Global
                                             Trust Manager is unable to locate a
                                             qualified successor to act as
                                             Depository;

                                    (ii)     the Global Trust Manager (at its
                                             option) advises the Issuer Trustee,
                                             the Note Trustee, the Paying Agents
                                             and the Depository in writing the
                                             Class A Definitive Notes are to be
                                             issued in replacement of the Class
                                             A Book-Entry Notes; or

                                    (iii)    an Event of Default has occurred
                                             and is subsisting and the Class A
                                             Note Owners representing beneficial
                                             interests aggregating to at least a
                                             majority of the aggregate Invested
                                             Amount of the Class A Notes advise
                                             the Issuer Trustee through the
                                             Depository in writing that the
                                             continuation of a book entry system
                                             is no longer in the best interests
                                             of the Class A Note Owners,

                                    then the Issuer Trustee, on the direction of the Global Trust Manager, must within 30 days of such event instruct the Depository to notify all of the appropriate Class A Note Owners of the occurrence of any such event and of the availability of Class A Definitive Notes to such Class A Note Owners requesting the same. The Note Trustee must promptly advise the Issuer Trustee and the Global Trust Manager upon the occurrence of an event referred to in clause 3.4(a)(i) and the Issuer Trustee must promptly advise the Note Trustee and the Global Trust Manager upon the occurrence of an event referred to in clause 3.4(a)(iii).

                           (b)      (EXCHANGE FOR CLASS A DEFINITIVE NOTES):
                                    Upon the surrender to the Issuer Trustee of Class A Book-Entry Notes by the Depository following an instruction of the Issuer Trustee pursuant to clause 3.4(a), and the delivery by the Depository of the relevant registration instructions to the Issuer Trustee, the Issuer Trustee must issue and execute and the Note Trustee must authenticate and deliver Class A Definitive Notes of the

                                                                              7
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                                    same aggregate Invested Amount as those
                                    Class A Book-Entry Notes, replacing those
                                    Class A Book-Entry Notes, in accordance
                                    with clause 3.2 and the instructions of
                                    the Depository. None of the Note Trustee, the Global Trust Manager, the Issuer Trustee or any Agent will be liable for any delay in delivery of such instructions and each such person may conclusively rely on, and will be protected in relying on, such instructions.

                           (c) (NO OTHER ENTITLEMENT): No other Class A Note Owner will be entitled to receive a Class A Definitive Note representing such Class A Note Owner's interest in a Class A Note, except as provided in this clause 3.4.

INDEMNITY OF NON-ISSUE OF CLASS A DEFINITIVE NOTES

                  3.5 If the Issuer Trustee is required to issue Class A Definitive Notes following an event specified in clause 3.4 but fails to do so within 30 days of surrender to the Issuer Trustee of the Class A Book-Entry Notes in accordance with clause 3.4 then the Issuer Trustee must, subject to clause 23, indemnify the Note Trustee, the Class A Noteholders and Class A Note Owners, and keep them indemnified, against any loss or damage incurred by any of them if the amount received by the Note Trustee, the Class A Noteholders or Class A Note Owners, respectively, is less than the amount that would have been received had Class A Definitive Notes been issued. If the Issuer Trustee breaches its obligations under clause 3.4, it is acknowledged and agreed that damages alone will not be an adequate remedy for such a breach and that, in addition to any other rights they may have, the Note Trustee, the Class A Noteholders and the Class A Note Owners are entitled to sue the Issuer Trustee for specific performance, injunctive relief or other equitable relief to enforce the Issuer Trustee's obligations under clause 3.4.

4        CLASS A NOTE REGISTER
--------------------------------------------------------------------------------
MAINTENANCE OF CLASS A NOTE REGISTER

                  4.1 The Note Trustee must procure that the Class A Note Register is maintained, and that Class A Notes are transferred, exchanged, replaced, redeemed and cancelled, all in accordance with the provisions of the Class A Notes (including the Class A Note Conditions) and the Agency Agreement. If at any time for any reason there ceases to be a person performing the functions of the Class A Note Registrar under the Agency Agreement, the Note Trustee must act as the Class A Note Registrar and perform all of the obligations of the Class A Note Registrar contained in the Agency Agreement.

PROVISION OF CLASS A NOTEHOLDER INFORMATION

                  4.2 (PROVISION OF INFORMATION): The Issuer Trustee must provide or procure the provision to the Note Trustee (if the Note Trustee is not the Class A Note Registrar) at intervals of not more than 6 months (commencing as from the Closing Date), and at such other times as the Note Trustee may request in writing, all information in the possession or control of the Class A Note Registrar as to the names and addresses of the Class

                                                                              8
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                           A Noteholders, provided that the Issuer Trustee
                           will not have any obligations pursuant to this clause 4.2 while the Class A Notes are all Class A Book-Entry Notes.

                  4.3 (NOTE TRUSTEE'S OBLIGATIONS): The Note Trustee must preserve, in as current form as is reasonably practicable, the names and addresses of the Class A Noteholders provided to it pursuant to clause 4.2 or otherwise received by it in any capacity and must comply with its obligations pursuant to section 312(b) of the TIA.

                  4.4 (PROTECTION): The Issuer Trustee, the Note Trustee and the Class A Note Registrar will have the protection of section 312(c) of the TIA in relation to the disclosure of information in accordance with clause 4.2 and 4.3.

CLASS A NOTE REGISTER CONCLUSIVE

                  4.5 A Class A Note is not a certificate of title and the Class A Note Register is the only conclusive evidence of title to the Class A Notes.

5        STAMP DUTIES
--------------------------------------------------------------------------------
                           The Issuer Trustee shall pay any stamp, issue, documentary, registration or other duty or tax duties including interest and penalties, payable in the Commonwealth of Australia, the Australian Capital Territory, the United States of America and the United Kingdom in respect of the creation, issue and offering of the Class A Notes and the execution or delivery of this deed and each other Transaction Document. Subject to clause 23, the Issuer Trustee shall also indemnify the Note Trustee and the Class A Noteholders from and against all stamp, issue, documentary and other registration taxes paid by any of them in any jurisdiction in connection with any action taken by or on behalf of the Note Trustee or the Class A Noteholders and Class A Note Owners to enforce the Issuer Trustee's obligations under this deed or the Class A Notes.

6        APPLICATION OF MONEYS RECEIVED BY THE NOTE TRUSTEE
--------------------------------------------------------------------------------
DECLARATION OF TRUST

                  6.1 All moneys received by the Note Trustee in respect of the Class A Notes or amounts payable under this deed shall, despite any appropriation of all or part of them by the Issuer Trustee, be held by the Note Trustee on trust to apply them (subject to clause 6.2):

                           (a) first, in payment of all costs, charges, expenses and liabilities incurred by the Note Trustee (including all fees and remuneration payable to it) in carrying out its functions under this deed;

                           (b) secondly, pari passu and rateably in payment of any amounts owing in respect of the Class A Notes; and

                           (c) thirdly, in payment of any balance to the Issuer Trustee for distribution in accordance with the Master Trust Deed and the

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                                                                              9
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                           Supplemental Deed in respect of the Trust.

                           If the Note Trustee holds any moneys in respect of Class A Notes which have become void or in respect of which claims have become prescribed, the Note Trustee shall hold them on these trusts.

ACCUMULATION

                   6.2 If the amount of the moneys at any time (other than on a Payment Date) available for payment in respect of the Class A Notes under clause 6.1 is less than 10 per cent of the then Invested Amount of the Class A Notes and upon receipt of a written direction from the Global Trust Manager, the Note Trustee may invest such moneys in Authorised Investments denominated in US Dollars until the next Payment Date. In the event the Global Trust Manager does not provide written instructions to the Note Trustee within 5 days of receipt of funds, the Note Trustee may at its discretion, invest the funds in units of money market funds, including money market funds managed or advised by the Note Trustee or an affiliate thereof, having the highest possible rating by a recognised rating agency in the US. The Note Trustee may retain such investments and accumulate the income from them until the earlier of the next Payment Date or when the investments and the accumulations, together with any other funds for the time being under its control and available for such payment, amount to at least 10 per cent of the Invested Amount of the Class A Notes then outstanding and then such investments, accumulations and funds (after deduction of, or provision for, any applicable taxes) shall be applied as specified in clause 6.1.

INVESTMENT

                  6.3 Moneys held by the Note Trustee may be invested in its name or under its control in Authorised Investments in accordance with clause 6.2 or deposited in its name or under its control at such bank or other financial institution which has the Required Credit Rating in US$. If that bank or institution is the Note Trustee or a subsidiary, holding or associated company of the Note Trustee, it need only account for an amount of interest equal to the largest amount of interest payable by it on such a deposit to an independent customer. The Note Trustee may at any time vary or transpose any such investments or assets, and shall not be responsible for any resulting loss, whether by depreciation in value or otherwise.

7        COVENANTS
--------------------------------------------------------------------------------
 THE ISSUER TRUSTEE AND THE GLOBAL TRUST MANAGER

                  7.1 So long as any Class A Note is outstanding, each of the Issuer Trustee and the Global Trust Manager severally covenants in favour of the Note Trustee that it:

                           (a) (CLASS A NOTES) will comply with all of its obligations under the Class A Notes (as if the provisions of the Class A Notes, including the Class A Note Conditions, were set out in full in this deed);

                           (b)      (TRANSACTION DOCUMENTS):

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                                                                             10
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                                    (i)      will comply with, perform and
                                             observe all of its material
                                             obligations under all the other
                                             Transaction Documents to which it
                                             is a party; and

                                    (ii)     will enforce its rights under the
                                             Transaction Documents in a manner
                                             consistent with its respective
                                             obligations and duties under the
                                             Transaction Documents;

                           (c) (NOTICE OF EVENT OF DEFAULT) will notify the Note Trustee in writing promptly on becoming aware of the occurrence of any Event of Default, Global Trust Manager's Default, Servicer Termination Event, Title Perfection Event or Issuer Trustee Default;

                           (d) (CERTIFICATE OF COMPLIANCE) will provide to the Note Trustee within 120 days after the end of each financial year of the Trust (commencing on the financial year ending on 30 September 2001):

                                    (i)      in accordance with section
                                             314(a)(4) of the TIA, a certificate
                                             from its principal executive
                                             officer, principal financial
                                             officer or principal accounting
                                             officer as to his or her knowledge
                                             of the activities of the Issuer
                                             Trustee, the Global Trust Manager,
                                             as the case may be, in respect of
                                             the Trust during that year and of
                                             the Issuer Trustee's, Global Trust
                                             Manager's, as the case may be,
                                             compliance with all conditions,
                                             covenants and other provisions
                                             under this deed (and determined
                                             without regard to any period of
                                             grace or requirement of notice
                                             under this deed or any other
                                             Transaction Document) and giving
                                             reasonable details about any
                                             non-compliance; and

                                    (ii)     a certificate (which may be part of
                                             the certificate referred to in
                                             clause 7.1(d)(i)) from an
                                             Authorised Person of the Issuer
                                             Trustee, the Global Trust Manager,
                                             as the case may be, stating whether
                                             to the best of his or her knowledge
                                             in the period since the date of
                                             execution of this deed (in the case
                                             of the first such certificate)
                                             based on a review of the activities
                                             referred to in clause 7.1(d)(i) or
                                             since the provision of the most
                                             recent certificate under this
                                             clause 7.1(d)(ii) (in the case of
                                             any other such certificate), an
                                             Event of Default, Title Perfection
                                             Event, Servicer Termination Event,
                                             Global Trust Manager's Default or
                                             Issuer Trustee Default has occurred
                                             and, if any such event has
                                             occurred, giving reasonable details
                                             of that event;

                           (e) (NOTICES TO CLASS A NOTEHOLDERS) will send to the Note Trustee the form of each notice to be given to Class A Noteholders and Class A Note Owners and, once given, two copies of each such notice, such notice to be in a form previously approved by the Note Trustee;

                                                                             11
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                           (f)      (FURTHER ACTS) will so far as permitted by
                                    applicable law, do such further things as may be necessary in the opinion of the Note Trustee to give effect to this deed;

                           (g) (NOTICE OF LATE PAYMENT) will promptly upon request by the Note Trustee, give notice to the Class A Noteholders of any unconditional payment to the Paying Agent or the Note Trustee of any sum due in respect of the Class A Notes made after the due date for such payment;

                           (h) (LISTING) will, in the case of the Global Trust Manager only, use all reasonable endeavours to maintain the listing of the Class A Notes on the Luxembourg Stock Exchange but, if it is unable to do so, having used such endeavours, or if the maintenance of such listing is agreed by the Note Trustee to be unduly onerous and the Note Trustee is satisfied that the interests of the Class A Noteholders would not be thereby materially prejudiced, instead use all reasonable endeavours to obtain and maintain a listing of the Class A Notes on another stock exchange previously approved in writing by the Note Trustee and, if necessary, following that quotation or listing enter into a deed supplemental to this deed to effect any consequential amendments to this deed necessary to comply with the requirements of any such stock exchange;

                           (i) (CHANGE IN AGENTS) will give at least 14 days' prior notice to the Class A Noteholders of any future appointment, resignation or removal of an Agent or of any change by an Agent of its Specified Office and not make any such appointment or removal without the Note Trustee's prior written approval;

                           (j) (PROVISION OF LEGAL OPINIONS) will procure the delivery of legal opinions addressed to the Note Trustee in accordance with section 314(b) of the TIA:

                                    (i)      on the Closing Date, a legal
                                             opinion either stating that the
                                             Master Security Trust Deed and the
                                             Deed of Charge in respect of the
                                             Trust has been properly recorded
                                             and filed so as to make effective
                                             the Security Interest intended to
                                             be created by the Deed of Charge in
                                             respect of the Trust, and reciting
                                             the details of such action, or
                                             stating that no such action is
                                             necessary to make such Security
                                             Interest effective; and

                                    (ii)     within 120 days after the end of
                                             each financial year of the Trust
                                             (commencing on the financial year
                                             ending in 30 September 2001), a
                                             legal opinion either stating that
                                             such action has been taken with
                                             respect to the recording, filing,
                                             re-recording (if any) and re-filing
                                             (if any) of the Deed of Charge in
                                             respect of the Trust as is
                                             necessary to maintain the Security
                                             Interest created by such Deed of
                                             Charge, and reciting the details of
                                             such action or stating that no such
                                             action, is necessary to maintain
                                             such Security Interest;

                                                                             12
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                           (k)      (CHANGE OF GLOBAL TRUST MANAGER) will, in
                                    the case of the Issuer Trustee only,
                                    promptly notify the Note Trustee of any
                                    retirement or replacement of the Global
                                    Trust Manager pursuant to clause 23 of the Master Trust Deed and of the appointment of a replacement Global Trust Manager;

                           (l) (CLASS A NOTES HELD BY ISSUER TRUSTEE ETC) will, in the case of the Issuer Trustee only, send to the Note Trustee as soon as practicable after being so requested by the Note Trustee a certificate of the Issuer Trustee signed by an Authorised Person of the Issuer Trustee stating the number of Class A Notes held or issued at the date of such certificate by or on behalf of the Issuer Trustee;

                           (m) (BOOKS OF ACCOUNT) will, in the case of the Issuer Trustee only, keep proper books of account and, at any time after an Event of Default has occurred or if the Note Trustee reasonably believes that such an event has occurred, so far as permitted by applicable law, allow the Note Trustee and anyone appointed by it, access to the books of account of the Issuer Trustee at all times during normal business hours; and

                           (n) (FINANCIAL STATEMENTS ETC) will, in the case of the Issuer Trustee only, send to the Note Trustee at the time of their issue and in the case of annual financial statements in any event within 180 days of the end of each financial year two copies in English of the Trust's accounts and every notice, statement or circular issued, or which legally or contractually should be issued, to the members or creditors (or any class of them) of the Trust in their capacity as such.

COVENANTS BETWEEN ISSUER TRUSTEE AND GLOBAL TRUST MANAGER

                  7.2      (a)

                           (a)      (OBLIGATIONS OF GLOBAL TRUST MANAGER):
                                    Without limiting any other obligations of the Global Trust Manager pursuant to any Transaction Document, the Global Trust Manager covenants in favour of the Issuer Trustee to prepare and submit to the Issuer Trustee all documents required to be filed with or submitted to the Commission or the Luxembourg Stock Exchange by the Issuer Trustee in relation to the Class A Notes, the Trust or this deed at least, where possible, 5 Business Days before such filing or submission is required and to take such other actions as may reasonably be taken by the Global Trust Manager to perform or ensure the performance by the Issuer Trustee of its obligations under the TIA, the Exchange Act or the listing rules of the Luxembourg Stock Exchange in relation to the Class A Notes, the Trust or this deed. No breach by the Issuer Trustee of any obligation under the TIA, the Exchange Act, the listing rules of the Luxembourg Stock Exchange or this deed will be considered to be fraudulent, negligent or breach of trust for the purposes of clause 23.3 to the extent that it results from a breach by the Global Trust Manager of this clause 7.2(a).

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                                                                             13
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                           (b)      (OBLIGATION OF ISSUER TRUSTEE): Subject to
                                    compliance by the Global Trust Manager with clause 7.2(a), the Issuer Trustee covenants in favour of the Global Trust Manager to sign all documents and do all things reasonably requested by the Global Trust Manager in relation to the compliance by the Issuer Trustee or the Global Trust Manager of its obligations under the TIA, the Exchange Act or the listing rules of the Luxembourg Stock Exchange in relation to the Class A Notes, the Trust or this deed.

8        ENFORCEMENT
------------------------------------------------------------------------------
ACTIONS FOLLOWING EVENT OF DEFAULT

                  8.1 If an Event of Default has occurred in respect of the Trust, the Note Trustee must:

                           (a) (NOTIFY CLASS A NOTEHOLDERS): notify each Class A Noteholder and such other persons as are specified in section 313(c) of the TIA of the Event of Default in respect of the Trust, as the case may be, within 90 days, or such shorter period as may be required by the rules of any stock exchange on which the Class A Notes are listed, after the occurrence of the Event of Default in respect of the Trust provided that, except in the case of a default in payment of principal or interest on any Class A Note, the Note Trustee may withhold such notice if and so long as the board of directors, the executive committee or a trust committee of its directors and/or Authorised Persons in good faith determine that withholding the notice is in the interest of Class A Noteholders;

                           (b) (DETERMINE WHETHER TO SEEK DIRECTIONS): if a meeting of Voting Secured Creditors is to be held under the Master Security Trust Deed, determine whether it proposes to seek directions from Class A Noteholders as to how to vote at that meeting and, if so, whether it proposes to instruct the Security Trustee to delay the holding of that meeting while it obtains such directions from the Class A Noteholders; and

                           (c)      (VOTE AT MEETING OF VOTING SECURED
                                    CREDITORS): subject to clause 8.5, vote at any meeting of Voting Secured Creditors held under the Master Security Trust Deed. Any such votes by the Note Trustee must be exercised for or against any proposal at the meeting of Voting Secured Creditors in the same proportion as that of the aggregate Invested Amounts of the Class A Notes held by Class A Noteholders who have directed the Note Trustee to vote for or against such a proposal.

                  8.2 In addition to the above provisions of this clause 8, and for avoidance of doubt, the Note Trustee also has the power, subject to clause 23 and to the Master Security Trust Deed:

                           (a) (ENFORCE FOLLOWING DEFAULT) in the event of a default in repayment of the principal or payment of interest by the Issuer Trustee in

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                                                                             14
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                                    respect of any Class A Note when and as the
                                    same shall become due and payable, which default has continued for a period of 10 days, to recover judgment, in its own name and as the Note Trustee, against the Issuer Trustee upon the Class A Notes for the whole amount of such principal and interest remaining unpaid;

                           (b) (FILE PROOFS) to file such proofs of claim and other payments or documents as may be necessary or advisable in order to have the claims of the Note Trustee and the Class A Noteholders allowed in any judicial proceedings in relation to the Issuer Trustee upon the Class A Notes, the Secured Creditors in relation to the Trust or the Assets of the Trust;

                           (c) (COLLECT MONEYS) to collect and receive any moneys or other property payable or deliverable on any of those claims and to distribute those moneys; and

                           (d) (ENFORCE RIGHTS) if an Event of Default occurs in respect of the Trust and is subsisting, to proceed to protect and enforce its rights and the rights of the Class A Noteholders by such appropriate judicial proceedings as the Note Trustee deems most effectual to protect and enforce any such rights, whether for the performance of any provision of this deed or in aid of the exercise of any power under this deed or to enforce any other proper remedy, but nothing in this clause 8.2 is to be construed as requiring the Note Trustee to take any such action unless it has been directed to do so by the Class A Noteholders and has been indemnified or put in funds to its satisfaction by the Class A Noteholders against any liability that it may incur as a result of taking such action.

EVIDENCE OF DEFAULT

                  8.3 If the Security Trustee or the Note Trustee takes any action against the Issuer Trustee to enforce any of the provisions of any Class A Notes or this deed, proof that:

                           (a) as regards any Class A Note, the Issuer Trustee has not paid any principal or interest due in respect of that Class A Note shall (unless the contrary is proved) be sufficient evidence that the Issuer Trustee has not paid that principal or interest on all other Class A Notes in respect of which the relevant payment is then due; and

                           (b) as regards any Interest Amount, the Issuer Trustee has not paid any interest due in respect of that Interest Amount shall (unless the contrary is proved) be sufficient evidence that the Issuer Trustee has not paid that interest on all other Interest Amounts in respect of which the relevant payment is then due.

OVERDUE INTEREST

                  8.4 The rates of interest payable in respect of any Class A Note which has become due and repayable in full and which has not been repaid shall be

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                                                                             15
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                           calculated at three-monthly intervals, commencing
                           on the expiry of the Interest Period during which the Class A Note became due and repayable in accordance with the provisions of Condition 6.4, except that no notices need be given to Class A Noteholders in relation to that interest.

RESTRICTIONS ON ENFORCEMENT

                  8.5 If any of the Class A Notes remain outstanding and are due and payable otherwise than by reason of a default in payment of any amount due on the Class A Notes, the Note Trustee must not vote under the Master Security Trust Deed to, or otherwise direct the Security Trustee to, dispose of the Secured Property in respect of the Trust or consent to the Security Trustee so disposing unless either:

                           (a) a sufficient amount would be realised to discharge in full all amounts owing to the Class A Noteholders and any other amounts payable by the Issuer Trustee in respect of the Trust ranking in priority to or PARI PASSU with the Class A Notes; or

                           (b) the Note Trustee is of the opinion, reached after considering at any time and from time to time the advice of a merchant bank or other financial adviser selected by the Note Trustee, that the cash flow receivable by the Issuer Trustee (or the Security Trustee under the Master Security Trust Deed) will not (or that there is a significant risk that it will not) be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of the Issuer Trustee, to discharge in full in due course all the amounts referred to in paragraph (a).

LIABILITY FOR ENFORCEMENT

                  8.6 Subject to clauses 12, 15.3, 15.5 and the mandatory provisions of the TIA, the Note Trustee will not be liable for any decline in the value, nor any loss realised upon any sale or other dispositions made under the Master Security Trust Deed in respect of the Trust, of any Secured Property in respect of the Trust or any other property which is charged to the Security Trustee in respect of or relating to the obligations of the Issuer Trustee or the Class A Notes or relating in any way to the Secured Property except where caused by its fraud, negligence or breach of trust. Without limitation, the Note Trustee shall not be liable for any such decline or loss directly or indirectly arising from its acting, or failing to act, as a consequence of an opinion reached by it in good faith based on advice received by it in accordance with clause 8.5.

                  8.7 The Note Trustee will not be liable for any loss, expense or liability which may be suffered as a result of any assets secured by the Master Security Trust Deed and the Deed of Charge in respect of the Trust, the Secured Property or any deeds or documents of title thereto being uninsured or inadequately insured or by clearing organisations or their operator or by any person on behalf of the Security Trustee or the Note Trustee, except where caused by its fraud, negligence or breach of trust.

                  8.8 In giving any direction to the Security Trustee under this deed or the Master Security Trust Deed, the Note Trustee shall not be obliged to ensure that the Security Trustee complies with such direction and will not be

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                                                                             16
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                           liable for failure by the Security Trustee so to
                           comply.

9        PROCEEDINGS
------------------------------------------------------------------------------
ACTING ONLY ON DIRECTION

                  9.1      (a)

                           (a) Subject to paragraph (b), the Note Trustee may but shall not be bound to vote under the Master Security Trust Deed and the Deed of Charge in respect of the Trust, or otherwise direct the Security Trustee under the Master Security Trust Deed and the Deed of Charge in respect of the Trust, or take any proceedings, actions or steps under, or any other proceedings pursuant to or in connection with, the Master Security Trust Deed and the Deed of Charge in respect of the Trust, this deed or any Class A Notes unless directed or requested to do so by an Extraordinary Resolution of the Class A Noteholders and then only if the Note Trustee is indemnified to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing.

                           (b) So long as any of the Class A Notes remain outstanding, the Note Trustee shall not, and shall not be bound to, act at the request or direction of any Class A Noteholders other than the Class A Noteholders under paragraph
                                    (a) unless:

                                    (i)      so to do would not in its opinion
                                             be materially prejudicial to the
                                             interests of the Class A
                                             Noteholders; or

                                    (ii)     the relevant action is sanctioned
                                             by an Extraordinary Resolution of
                                             the Class A Noteholders.

                           (c) If the Note Trustee is entitled to vote at any meeting of the Voting Secured Creditors on behalf of the Class A Noteholders, the Note Trustee must vote in accordance with the directions of the Class A Noteholders and otherwise in its absolute discretion. In acting in accordance with the directions of the Class A Noteholders, the Note Trustee must exercise its votes for or against any proposal to be put to a meeting in the same proportion as that of the aggregate Invested Amounts of the Class A Noteholders who have directed the Note Trustee to vote for or against that proposal.

SECURITY TRUSTEE ACTING

                  9.2 Only the Security Trustee may enforce the provisions of the Master Security Trust Deed and the Deed of Charge in respect of the Trust and neither the Note Trustee nor any Class A Noteholder is entitled to proceed directly against the Issuer Trustee to enforce the performance of any of the provisions of the Deed of Charge, the Master Security Trust Deed or the Class A Notes (including the Class A Note Conditions) except that if the Security Trustee, having become bound to take steps and/or to proceed under the Master Security Trust Deed and the Deed of

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                                                                             17
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                           Charge in respect of the Trust, fails to do so within
                           7 Business Days and such failure is continuing, the Note Trustee failing which the Class A Noteholders may proceed directly against the Issuer Trustee but then only if and to the extent the Note Trustee, failing which the Class A Noteholders, are able to do so under Australian law.

NOTE TRUSTEE ALONE ENTITLED TO ACT

                  9.3      Only the Note Trustee may:

                           (a) direct the Security Trustee to enforce the provisions of the Master Security Trust Deed and the Deed of Charge in respect of the Trust or otherwise; or

                           (b) enforce the provisions of this deed or the Class A Notes (including the Class A Note Conditions),

                           and no Class A Noteholder is entitled to take any of the above actions or to proceed directly against the Note Trustee to enforce the performance of any of the provisions of this deed or the Class A Notes (including the Class A Note Conditions) except that if the Note Trustee, having become bound to take steps and/or proceed under clause 8, this clause 9 and/or the Master Security Trust Deed and the Deed of Charge in respect of the Trust, fails to do so within a reasonable time and such failure is continuing, the Class A Noteholders may take such steps and/or proceedings directly but then only if and to the extent the Class A Noteholders are able to do so under Australian law.

10       REMUNERATION AND INDEMNIFICATION OF THE NOTE TRUSTEE
------------------------------------------------------------------------------
NORMAL REMUNERATION

                  10.1 So long as any Class A Note is outstanding, the Issuer Trustee shall pay the Note Trustee a fee as remuneration for its services as note trustee, in an amount equal to such sum on such dates in each case as may be agreed from time to time with the Issuer Trustee. Such remuneration shall accrue from day to day from the date of this deed until the Trust is terminated, and is to be paid personally by the Issuer Trustee and not from the Assets of the Trust.

EXTRA REMUNERATION

                  10.2 At any time after the Issuer Trustee has failed to pay any sums due under the Class A Notes, or if the Note Trustee undertakes duties which it considers necessary or expedient under this deed, or is requested by the Issuer Trustee to undertake duties, and in either case which they both agree to be of an exceptional nature or otherwise outside the scope of the Note Trustee's normal duties under this deed, the Issuer Trustee shall pay such additional remuneration as they may agree or, failing agreement as to any of the matters in this clause (or as to such sums referred to in clause 10.1), as determined by a merchant or investment bank (acting as an expert and not as arbitrator) selected by the Note Trustee and approved by the Issuer Trustee or, failing such approval, nominated by the President for the time being of the New South Wales Law Society. The expenses involved in such nomination and such

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                                                                             18
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                           merchant bank's fee shall be paid by the Issuer
                           Trustee. The determination of such merchant or investment bank shall be conclusive and binding on the Issuer Trustee, the Note Trustee and the Class A Noteholders.

EXPENSES

                  10.3 The Issuer Trustee shall also, on each Payment Date, pay all costs, charges, liabilities and expenses properly incurred by the Note Trustee (except for any overhead or general operating expenses incurred by the Note Trustee) in the preparation and execution of this deed and the performance of its functions under this deed including, but not limited to, legal expenses in connection with any legal proceedings properly brought by the Note Trustee against the Issuer Trustee to enforce any provision of this deed, the Class A Notes, and any stamp, documentary, registration or other taxes or duties including any GST paid by the Note Trustee in connection with those documents and its supply of services.

INDEMNITY

                  10.4 Subject to clause 23, the Issuer Trustee shall indemnify the Note Trustee in respect of all liabilities and expenses properly incurred by it or by anyone appointed by it or to whom any of its functions may be delegated by it in the carrying out of its functions and against any loss, liability, cost, claim, action, demand or expense (including, but not limited to, all proper costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) which any of them may incur or which may be made against any of them arising out of or in relation to or in connection with, its appointment or the exercise of its functions.

CONTINUING EFFECT

                  10.5 Clauses 10.3 and 10.4 will continue in full force and effect as regards the Note Trustee even if it no longer is Note Trustee.

11       SUPPLEMENTAL PROVISIONS
------------------------------------------------------------------------------
LIABILITY TO ACCOUNT

                  11.1 The Note Trustee is under no obligation to account to any Interested Person for any moneys received pursuant to this deed or any other Transaction Document other than those received by the Note Trustee from the Issuer Trustee or received or recovered by the Note Trustee under this deed or any other Transaction Document, subject always to such deductions and withholdings by the Note Trustee as are authorised by this deed. Obligations of the Note Trustee to any Interested Person or any other person under or in connection with this deed can only be enforced against the Note Trustee to the extent to which they can be satisfied out of such moneys in accordance with this deed.

CLASS A NOTES

                  11.2 The Note Trustee is not responsible for the receipt or application of the proceeds of issue of any of the Class A Notes or (except when acting as Class A Note Registrar and to the extent specifically provided in this deed or the Agency Agreement) for the exchange, transfer or

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                                                                             19
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                           cancellation of any Note.

ADVICE

                  11.3 The Note Trustee may act on the opinion or advice of, or information obtained from, any expert (including any lawyer, valuer, accountant, banker, broker, credit-rating agency or lead manager) and shall not be responsible to anyone for any loss occasioned by so acting to the extent it conforms with any applicable requirements of this deed or the TIA. Any such opinion, advice or information may be sent or obtained by letter, telex, telegraph, cable or fax and the Note Trustee shall not be liable to anyone for acting in good faith on any opinion, advice or information purporting to be conveyed by such means even if it contains some error or is not authentic.

NOTE TRUSTEE TO ASSUME PERFORMANCE

                  11.4 The Note Trustee need not notify anyone of the execution of this deed or any other Transaction Document or any transaction contemplated by them or do anything to find out if an Event of Default has occurred in respect of the Trust. Until it has actual knowledge or express notice to the contrary, the Note Trustee may assume that no such event has occurred and that the Issuer Trustee and each other party to the Transaction Documents is performing all its obligations under this deed and the Class A Notes.

RESOLUTIONS OF CLASS A NOTEHOLDERS

                  11.5 The Note Trustee shall not be responsible for having acted in good faith on a resolution purporting to have been passed at a meeting of Class A Noteholders in respect of which minutes have been made and signed even if it is later found that there was a defect in the constitution of the meeting or the passing of the resolution or that the resolution was not valid or binding on the Class A Noteholders.

RELIANCE

                  11.6 Subject to clause 15.2(b), the Note Trustee is, for any purpose and at any time, entitled to rely on, act upon, accept and regard as conclusive and sufficient (without being in any way bound to call for further evidence or information or being responsible for any loss that may be occasioned by such reliance, acceptance or regard) any of the following:

                           (a) any information, report, balance sheet, profit and loss account, certificate or statement supplied by the Issuer Trustee, the Security Trustee, or the Global Trust Manager or by an officer, auditor or solicitor of the Issuer Trustee, the Security Trustee, or the Global Trust Manager;

                           (b) any information or statement provided to it in relation to the Class A Notes, the Class A Noteholders or the Class A Note Owners by the Depository or its nominee;

                           (c) all statements (including statements made or given to the best of the maker's knowledge and belief or similarly qualified) contained in any information, report, balance sheet, profit and loss account, certificate, opinion or statement given pursuant to or

                                                                             20
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                                    in relation to this deed, the Master
                                    Security Trust Deed, the Deed of Charge
                                    in respect of the Trust, the Master Trust
                                    Deed or the Supplemental Deed in respect of the Trust provided the Note Trustee shall examine, where applicable, the evidence furnished to it pursuant to any provision of this deed to determine whether or not such evidence conforms to the requirements of this deed;

                           (d) all accounts supplied to the Note Trustee pursuant to this deed and all reports of the Auditor supplied to the Note Trustee pursuant to this deed; and

                           (e) notices and other information supplied to the Note Trustee under this deed,

                           save, in each case, when it is actually aware that the information supplied pursuant to subclauses (a) to (e) is incorrect or incomplete.

CERTIFICATE SIGNED BY AUTHORISED PERSON

                  11.7 If the Note Trustee, in the exercise of its functions, requires to be satisfied or to have information as to any fact or the expediency of any act, it may call for and accept as sufficient evidence of that fact or the expediency of that act a certificate signed by an Authorised Person of the Issuer Trustee or the Global Trust Manager as to that fact or to the effect that, in their opinion, that act is expedient and the Note Trustee need not call for further evidence and shall not be responsible for any loss occasioned by acting on such a certificate. Nothing in this clause 11.7 is to be construed as either limiting the Note Trustee's right to call for such evidence, in its discretion, and to exercise its powers under this deed so to do or permitting the Note Trustee to rely on evidence of compliance with conditions precent where such reliance is not permitted by section 314 of the TIA.

SIGNATURES

                  11.8 The Note Trustee may rely in good faith on the validity of any signature on any Note, transfer, form or application or other instrument or document unless the Note Trustee has reason to believe that the signature is not genuine. The Note Trustee is not liable to make good out of its own funds any loss incurred by any person if a signature is forged or otherwise fails to bind the person whose signature it purports to be or on whose behalf it purports to be made.

DEPOSIT OF DOCUMENTS

                  11.9 The Note Trustee may deposit this deed and any other documents with any bank or entity whose business includes the safe custody of documents or with any lawyer or firm of lawyers believed by it to be of good repute and may pay all sums due in respect thereof.

DISCRETION

                  11.10 The Note Trustee shall have absolute and uncontrolled discretion as to the exercise of its functions and shall not be responsible for any loss, liability, cost, claim, action, demand, expense or inconvenience which may result from their exercise or non-exercise except where it arises from the Note Trustee's fraud, negligence or breach of trust.

                                                                             21
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AGENTS

                  11.11 Whenever it considers it expedient in the interests of the Class A Noteholders, the Note Trustee may, in the conduct of its trust business, instead of acting personally, employ and pay an agent selected by it, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Note Trustee (including the receipt and payment of money). The Note Trustee remains liable for the acts or omissions of an agent except where the Note Trustee has acted in good faith and without negligence or breach of trust in relation to the appointment of the agent. The Note Trustee is not bound to supervise the proceedings or acts of any such agent.

DELEGATION

                  11.12 Whenever it considers it expedient in the interests of the Class A Noteholders, the Note Trustee may delegate to any person on any terms (including power to sub-delegate) all or any of its functions. The Note Trustee remains liable for the acts or omissions of a delegate except where the Note Trustee has acted in good faith and without negligence or breach of trust in relation to the appointment of the delegate. The Note Trustee shall not have any obligation to supervise such delegate or be responsible for any loss, liability, cost, claim, action, demand or expense incurred by reason of any misconduct or default by any such delegate or sub-delegate.

APPLICATION TO COURT

                  11.13 The Note Trustee may, whenever it thinks it expedient in the interests of the Class A Noteholders, apply to any court for directions in relation to any question of law or fact arising either before or after an Event of Default in respect of the Trust and assent to or approve any applications of any Class A Noteholder, the Issuer Trustee or the Global Trust Manager.

INTERESTS OF CLASS A NOTEHOLDERS

                  11.14 In connection with the exercise by it of any of its trusts, powers, authorities and discretions under this deed or any other Transaction Document (including, without limitation, any modification, waiver, authorisation or determination), the Note Trustee must where it is required to have regard to the interests of the Class A Noteholders, have regard to the general interests of the Class A Noteholders. The Note Trustee will not incur any liability to any Class A Noteholder as a result of the Note Trustee giving effect to this clause.

ASSUMPTION AS TO PREJUDICE

                  11.15 The Note Trustee is entitled to assume, for the purposes of exercising any power, trust, authority, duty or discretion under or in relation to the Class A Notes, this deed or any other Transaction Document in respect of the Trust, that such exercise will not be materially prejudicial to the interest of the Class A Noteholders if each Current Rating Agency has confirmed in writing that such exercise will not result in the reduction, qualification or withdrawal of the credit rating then assigned by it to the Class A Notes (but nothing in this clause is to be construed as requiring the Note Trustee to obtain such confirmation).

                                                                             22
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RATINGS

                  11.16 Except as otherwise provided in this deed or any other Transaction Document in respect of the Trust, the Note Trustee has no responsibility for the maintenance of any rating of the Class A Notes by any Current Rating Agency or any other person.

VALIDITY OF TRANSACTION DOCUMENTS

                  11.17 The Note Trustee is not responsible for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability, admissibility in evidence, form or content of this deed or any other Transaction Document in respect of the Trust (other than the execution and delivery by it of this deed and each other Transaction Document in respect of the Trust to which it is expressed to be a party and the performance of those obligations expressed to be binding on it under this deed and such Transaction Documents) and is not liable for any failure to obtain any licence, consent or other authority for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of this deed or any other Transaction Document in respect of the Trust except to the extent specifically provided in this deed or such Transaction Document. The Note Trustee is not responsible for recitals, statements, warranties or representations of any party (other than itself) contained in any Transaction Document in respect of the Trust (and is entitled to assume the accuracy and correctness thereof).

DEFECT IN SECURITY

                  11.18 The Note Trustee is not bound or concerned to examine or enquire into nor is it liable for any defect in or failure to perfect any Security Interest created or purported to be created by the Master Security Trust Deed or the Deed of Charge in respect of the Trust and the Note Trustee may accept without enquiry, requisition or objection such title as the Security Trustee may have to the Secured Property in respect of the Trust or any part thereof from time to time and shall not be bound to investigate or make any enquiry into the title of the Security Trustee or the Secured Property in respect of the Trust or any part thereof from time to time.

CLASS A NOTEHOLDERS RESPONSIBLE

                  11.19 Each Class A Noteholder is solely responsible for making its own independent appraisal of and investigation into the financial condition, creditworthiness, condition, affairs, status and, nature of the Issuer Trustee and the Trust and the Note Trustee does not at any time have any responsibility for the same and no Class A Noteholder may rely on the Note Trustee in respect of such appraisal and investigation.

LIMIT ON OBLIGATION

                  11.20 No provision of this deed or any other Transaction Document requires the Note Trustee to do anything which may be contrary to any applicable law or regulation or to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or full indemnity against such risk or liability is not assured to it. Except for the obligations imposed on it under this deed, the Class A Notes or any

                                                                             23
-------------------------------------------------------------------------------
                           other Transaction Document, the Note Trustee is not obliged to do or omit to do any thing, including entering into any transaction or incurring any liability unless the Note Trustee's liability, is limited in a manner satisfactory to the Note Trustee in its absolute discretion.

NO LIABILITY FOR BREACH

                  11.21 The Note Trustee is not to be under any liability whatsoever for a failure to take any action in respect of any breach by the Issuer Trustee of its duties as trustee of the Trust of which the Note Trustee is not aware or in respect of any Event of Default in respect of the Trust of which the Note Trustee is not aware.

DISPUTE OR AMBIGUITY

                  11.22 In the event of any dispute or ambiguity as to the construction or enforceability of this deed or any other Transaction Document in respect of the Trust, or the Note Trustee's powers or obligations under or in connection with this deed or the determination or calculation of any amount or thing for the purpose of this deed or the construction or validity of any direction from Class A Noteholders, provided the Note Trustee is using reasonable endeavours to resolve such ambiguity or dispute, the Note Trustee, in its absolute discretion, may (but will have no obligation to) refuse to act or refrain from acting in relation to matters affected by such dispute or ambiguity.

LOSS TO CHARGED PROPERTY

                  11.23 The Note Trustee shall not be responsible for any loss, expense or liability occasioned to the Secured Property in respect of the Trust or any other property or in respect of all or any of the moneys which may stand to the credit of the Collections Account from time to time however caused (including, without limitation, where caused by an act or omission of the Security Trustee) unless that loss is occasioned by the fraud, negligence or breach of trust of the Note Trustee.

FORGED CLASS A NOTES

                  11.24 The Note Trustee shall not be liable to the Issuer Trustee or any Class A Noteholder by reason of having accepted as valid or not having rejected any Note purporting to be such and later found to be forged or not authentic.

CONFIDENTIALITY

                  11.25 Unless ordered to do so by a court of competent jurisdiction, the Note Trustee shall not be required to disclose to any Class A Noteholder or Unitholder any confidential financial or other information made available to the Note Trustee by the Issuer Trustee.

DISCLOSURE

                  11.26 Subject to this deed, any applicable laws and any duty of confidentiality owed by any Interested Person to any other person, the Note Trustee may, for the purpose of meeting its obligations under this deed, disclose to any Class A Noteholder any confidential, financial or other information made available to the Note Trustee by an Interested Person or any other person in connection with this deed.

DETERMINATIONS CONCLUSIVE

                                                                             24
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                  11.27    As between itself and the Class A Noteholders, the
                           Note Trustee may determine all questions and doubts arising in relation to any of the provisions of this deed or the Class A Note Conditions. Such determinations, whether made upon such a question actually raised or implied in the acts or proceedings of the Note Trustee, shall be conclusive and shall bind the Note Trustee and the Class A Noteholders.

CURRENCY CONVERSION

                  11.28 Subject to the Class A Note Conditions, the Master Security Trust Deed, and the Deed of Charge in respect of the Trust, where it is necessary or desirable to convert any sum from one currency to another, it shall (unless otherwise provided hereby or required by law) be converted at such rate or rates, in accordance with such method and as at such date as may reasonably be specified by the Note Trustee but having regard to current rates of exchange, if available. Any rate, method and date so specified shall be binding on the Issuer Trustee, Global Trust Manager and the Class A Noteholders.

CLASS A NOTES HELD BY THE ISSUER TRUSTEE ETC

                  11.29 In the absence of actual knowledge or express notice to the contrary, the Note Trustee may assume without enquiry that no Class A Notes are for the time being held by or on behalf of the Issuer Trustee.

LEGAL OPINIONS

                  11.30 Subject to the requirements of the TIA imposed on the Note Trustee in relation to opinions, the Note Trustee shall not be responsible to any person for failing to request, require or receive any legal opinion relating to any Class A Notes or for checking or commenting upon the content of any such legal opinion.

NO LIABILITY FOR TAX ON PAYMENTS

                  11.31 The Note Trustee has no responsibility whatsoever to any Class A Noteholder or any other person in relation to any deficiency in a payment by the Note Trustee to any Class A Noteholders if that deficiency arises as a result of the Note Trustee or the Issuer Trustee being subject to any Tax in respect of that payment, the Secured Property in respect of the Trust, the Master Security Trust Deed, this deed or any income or proceeds from them.

POWERS ADDITIONAL

                  11.32 The powers conferred upon the Note Trustee by this deed are in addition to its powers under general law.

12       NOTE TRUSTEE LIABLE FOR NEGLIGENCE
--------------------------------------------------------------------------------
                           If the Note Trustee fails to show the degree of care and diligence required of it as trustee having regard to the provisions of this deed and the mandatory provisions of the TIA conferring on it any trusts, powers, authorities or discretions, nothing in this deed shall relieve or indemnify it from or against any liability which would otherwise attach to it in respect of any fraud, negligence or breach of trust of which it may be guilty.

                                                                             25
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13       WAIVER
--------------------------------------------------------------------------------
WAIVER
                           The Note Trustee may, without the consent of the Class A Noteholders and without prejudice to its rights in respect of any subsequent breach, from time to time and at any time, if in its opinion the interests of the Class A Noteholders will not be materially prejudiced thereby, waive or authorise, on such terms as seem expedient to it, any breach or proposed breach by the Issuer Trustee of this deed or the Class A Note Conditions provided that the Note Trustee shall not do so in contravention of an express direction given by an Extraordinary Resolution of the Class A Noteholders or a request made pursuant to Condition 10.1. No such direction or request will affect a previous waiver, authorisation or determination. Any such waiver, authorisation or determination shall be binding on the Class A Noteholders and, if the Note Trustee so requires, will be notified to the Class A Noteholders as soon as practicable.

14       NOTE TRUSTEE NOT PRECLUDED FROM ENTERING INTO CONTRACTS
--------------------------------------------------------------------------------

                           The Note Trustee and any other person (including any director or officer of the Note Trustee), whether or not acting for itself, may acquire, hold or dispose of any Class A Note or other security (or any interest therein) of the Issuer Trustee or any other person, may enter into or be interested in any contract or transaction with the Issuer Trustee or any other party to a Transaction Document in respect of the Trust and may act on, or as depository or agent for, any committee or body of holders of any securities of any such person in each case with the same rights as it would have had if the Note Trustee were not acting as Note Trustee and need not account for any profit or commission received in connection with such arrangements. This clause 14 only applies if the Note Trustee is subject to section 311(a) of the TIA.

15       DUTIES OF NOTE TRUSTEE
--------------------------------------------------------------------------------
NOTE TRUSTEE'S GENERAL DUTIES

                  15.1 The Note Trustee must comply with the duties imposed on it by this deed, the Class A Notes (including the Class A Note Conditions) and each other Transaction Document in respect of the Trust to which it is a party and must in the exercise of all discretions vested in it by this deed and all other Transaction Documents in respect of the Trust except where expressly provided otherwise, have regard to the interest of the Class A Noteholders.

DUTIES PRIOR TO AN EVENT OF DEFAULT

                  15.2     Prior to an Event of Default in respect of the Trust:

                           (a) the Note Trustee shall not be liable except for the performance of such duties as are specifically set out in this deed, the Class A Notes (including the Class A Note Conditions) or any other


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                                                                             26
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                                    Transaction Document in respect of
                                    the Trust to which it is a party and
                                    no implied covenants or obligations on
                                    the part of the Note Trustee are to be read into this deed (subject to the mandatory requirements of the TIA); and

                           (b) (subject to the mandatory requirements of the TIA) the Note Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, in the absence of bad faith on the part of the Note Trustee, upon certificates or opinions furnished to the Note Trustee and conforming to the requirements of this deed provided that the Note Trustee shall examine, where applicable, the evidence furnished to it pursuant to any provision of this deed to determine whether or not such evidence conforms to the requirements of this deed.

DUTIES FOLLOWING AN EVENT OF DEFAULT

                  15.3 If an Event of Default has occurred in respect of the Trust and is subsisting, the Note Trustee shall exercise the rights and powers vested in it by this deed and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

CERTAIN LIMITATIONS OF LIABILITY WHERE ACTING IN GOOD FAITH

                  15.4 The Note Trustee shall not be liable under this deed or any Transaction Document in respect of the Trust for any error of judgment made in good faith by an Authorised Person of the Note Trustee unless it is proved that the Note Trustee was negligent in ascertaining the pertinent facts.

NOTE TRUSTEE NOT RELIEVED OF LIABILITY FOR NEGLIGENCE

                  15.5 Subject to clauses 15.2 and 15.4, nothing in this deed will relieve the Note Trustee from liability for its own negligent action, its own negligent failure to act or its own breach of trust. Section 315(d)(3) of the TIA is expressly excluded by this deed.

PREFERRED COLLECTION OF CLAIMS AGAINST ISSUER TRUSTEE

                  15.6 The Note Trustee must comply with section 311(a) of the TIA and the rules thereunder other than with respect to any creditor relationship excluded from the operation of section 311(a) by section 311(b) of the TIA. Following its retirement or removal pursuant to clause 18, the Note Trustee will remain subject to section 311(a) of the TIA to the extent required by the TIA.

COMPLIANCE WITH SECTION 310 OF THE TIA

                  15.7 (SECTION 310(a) OF TIA): The Note Trustee must ensure that it at all times satisfies the requirements of section 310(a) of the TIA.

                  15.8 (CAPITAL): Without limiting the foregoing, the Note Trustee must ensure that it all times has a combined capital and surplus (as those terms are used in the TIA) of at least US$50,000,000 as set forth in its most recent published annual report of condition.

                  15.9 (SECTION 310(b) OF TIA): The Note Trustee must at all times comply with section 310(b) of the TIA, provided that any indenture or indentures

                                                                             27
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                           under which other securities of the Issuer
                           Trustee are outstanding will be excluded from the operation of section 310(b)(1) of the TIA if the requirements for such exclusion set out in section 310(b)(1) of the TIA are met.

TRANSACTION DOCUMENTS

                  15.10 The Note Trustee must make available at the Note Trustee's registered office for inspection by Class A Noteholders a copy of each Transaction Document in accordance with Condition 11 (provided that the Note Trustee will not be in default of its obligations pursuant to this clause 15.10 in respect of any Transaction Document, other than a Transaction Document to which the Note Trustee in respect of the Trust is a party, a copy of which has not been provided to the Note Trustee.

16       AMENDMENT
-------------------------------------------------------------------------------
AMENDMENT BY NOTE TRUSTEE

                  16.1 Subject to this clause 16 and to any approval required by law, the Note Trustee, the Global Trust Manager and the Issuer Trustee may together agree, without the consent of any Class A Noteholders, by way of supplemental deed to alter, add to or modify any provision of this deed or the Class A Notes (including the Class A Note Conditions) so long as such alteration, addition or modification is not a Payment Modification and such alteration, addition or revocation in the opinion of the Note Trustee:

                           (a) (NECESSARY OR EXPEDIENT) is necessary or expedient to comply with the provisions of any statute or with the requirements of any Governmental Agency;

                           (b) (MANIFEST ERROR) is made to correct a manifest error or ambiguity, or is to correct inconsistency between the provisions of any Transaction Document and the description of the provisions thereof in the related prospectus, or is of a formal, technical or administrative nature only;

                           (c) (AMENDMENT TO LAW) is appropriate or expedient as a consequence of an amendment to any statute or altered requirements of any Governmental Agency or any decision of any court (including, without limitation, an alteration, addition or modification which is in the opinion of the Note Trustee appropriate or expedient as a consequence of the enactment of a statute or an amendment to any statute or ruling by the Federal Commissioner of Taxation or Deputy Commissioner of Taxation or any governmental announcement or statement or any decision of any court, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the Trust or the Note Trust); or

                           (d) (OTHERWISE DESIRABLE) in the opinion of the Note Trustee and the Issuer Trustee is otherwise desirable for any reason and:


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                                                                             28
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                                    (i)      is not in the opinion of the Note
                                             Trustee likely, upon coming into
                                             effect, to be materially
                                             prejudicial to the interests of
                                             Class A Noteholders; or

                                    (ii)     if it is in the opinion of the Note
                                             Trustee likely, upon coming into
                                             effect, to be materially
                                             prejudicial to the interests of
                                             Class A Noteholders, the consent of
                                             an Extraordinary Resolution of the
                                             Class A Noteholders to the
                                             alteration, addition or resolution
                                             has been obtained. For the purpose
                                             of determining whether there has
                                             been an Extraordinary Resolution of
                                             the Class A Noteholders consenting
                                             to an alteration, addition or
                                             revocation, Class A Notes which are
                                             beneficially owned by the Issuer
                                             Trustee or the Global Trust Manager
                                             or by any person directly or
                                             indirectly controlling or
                                             controlled by or under direct or
                                             indirect common control with the
                                             Issuer Trustee or the Global Trust
                                             Manager, shall be disregarded,

                                    provided that the Note Trustee, the Global
                                    Trust Manager and the Issuer Trustee may not alter, add to or modify any provision of this deed or the Class A Notes unless the Global Trust Manager has notified each Current Rating Agency 5 Business Days in advance.

AMENDMENTS REQUIRING CONSENT OF ALL CLASS A NOTEHOLDERS

                  16.2 The Note Trustee, the Global Trust Manager and the Issuer Trustee may together agree by way of supplemental deed to make or effect a Payment Modification to this deed or the Class A Notes (including the Class A Note Conditions) if, and only if, the consent has first been obtained of each Class A Noteholder to such Payment Modification.

COMPLIANCE WITH TIA

                  16.3 Any supplemental deed altering, adding to or revoking any provision of this deed or the Class A Notes (including the Class A Note Conditions) referred to in this clause 16 must conform, to the extent applicable, with the requirements of the TIA.

NO CURRENT RATING AGENCY DOWNGRADE

                  16.4 The Note Trustee will be entitled to assume that any proposed alteration, addition or revocation, other than a Payment Modification, will not be materially prejudicial to the interests of Class A Noteholders if each Current Rating Agency confirms in writing that if the alteration, addition or revocation is effected this will not lead to a reduction, qualification or withdrawal of the then rating given to the Class A Notes by the Current Rating Agency.

DISTRIBUTION OF AMENDMENTS

                  16.5 Unless the Note Trustee agrees otherwise, the Global Trust Manager on behalf of the Issuer Trustee must distribute to all Class A Noteholders a copy of any amendment made pursuant to this clause 16 as soon as reasonably practicable after the amendment has been made.

AMENDMENTS BINDING ON CLASS A NOTEHOLDERS

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                                                                             29
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                  16.6     Any alteration, addition or revocation of a provision
                           of this deed or the Class A Notes made pursuant to this clause 16 is binding on all Class A Noteholders.

17       REPORTS
--------------------------------------------------------------------------------
REPORTS BY NOTE TRUSTEE

                  17.1 If so required by section 313(a) of the TIA, the Note Trustee shall provide to each Class A Noteholder, and such other persons as the Note Trustee is required by section 313(c) of the TIA to provide, at intervals of not more than 12 months (commencing as from the Closing Date) a brief report of the events referred to in section 313(a) of the TIA that have occurred within the preceding 12 months and shall provide such additional reports to Class A Noteholders, and such other persons as the Note Trustee is required by section 313(c) of the TIA to provide reports to, as are required by section 313(b) of the TIA at the times specified in that section. A copy of each such report at the time of its provision to Class A Noteholders must be copied to the Issuer Trustee and the Global Trust Manager and must be filed by the Note Trustee with the Commission and each stock exchange, if any, on which the Class A Notes are listed.

REPORTS BY GLOBAL TRUST MANAGER

                  17.2     The Global Trust Manager covenants that it will:

                           (a) (COPY SECURITIES EXCHANGE ACT REPORTS TO NOTE TRUSTEE) file:

                                    (i)      with the SEC at such times as are
                                             required under the Exchange Act;
                                             and

                                    (ii)     with the Note Trustee, within 15
                                             days after it is required to file
                                             the same with the SEC,

                                    copies of the annual reports and of the
                                    information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe), if any, which it may be required to file with the SEC pursuant to section 13 or 15(d) of the Exchange Act or, if it is not required to file information, documents or reports pursuant to either of such sections, then to file with the Note Trustee and the SEC, in accordance with the rules and regulations prescribed by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;

                           (b) (OTHER REPORTS) file with the Note Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by it with the conditions and covenants of this deed as may be required from time to

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                                                                             30
-------------------------------------------------------------------------------
                                    time by such rules and regulations; and

                           (c) (SUMMARIES TO CLASS A NOTEHOLDERS) transmit to Class A Noteholders, and such other persons as are required by section 314(a)(3) of the TIA, such summaries of any information, documents and reports required to be filed by the Global Trust Manager pursuant to clauses 17.2(a) and (b) as may be required by rules and regulations prescribed from time to time by the SEC.

RESTRICTED SECURITIES

                  17.3 The Issuer Trustee and the Global Trust Manager each severally covenants that it will forthwith notify the Note Trustee if, at any time, after the Closing Date, any Class A Notes become "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933 of the United States of America) and during any period during which the Issuer Trustee or the Global Trust Manager is neither subject to Sections 13 or 15(d) of the Exchange Act nor exempt from reporting pursuant to Rule 12g3-2(d) under the Exchange Act, make available to each holder of those Class A Notes in connection with any resale of those Class A Notes and to any prospective purchaser of the Class A Notes from that holder, in each case upon request, the information specified in and meeting the requirements of Rule 144(A)(d)(4) under the Securities Act.

18       APPOINTMENT, RETIREMENT AND REMOVAL OF THE NOTE TRUSTEE
--------------------------------------------------------------------------------
APPOINTMENT

                  18.1 The Issuer Trustee has the power to appoint new note trustees but no-one may be so appointed unless previously approved by an Extraordinary Resolution of the Class A Noteholders. The Issuer Trustee may not appoint a new Note Trustee if such appointment would result in the suspension, reduction, qualification or withdrawal of a rating assigned to any of the Class A Notes by any Current Rating Agency. Any appointment of a new Note Trustee shall be notified by the Issuer Trustee to the Class A Noteholders and each Current Rating Agency as soon as practicable. Any new Note Trustee must forthwith execute a deed on substantially the same terms as this deed.

RETIREMENT OF NOTE TRUSTEE

                  18.2 The Note Trustee covenants that it will retire as Note Trustee if:

                           (a) (INSOLVENCY): an Insolvency Event occurs in relation to the Note Trustee in its personal capacity or in respect of its personal assets (and not in its capacity as trustee of any trust or in respect of any assets it holds as trustee);

                           (b) (CEASES TO CARRY ON BUSINESS): it ceases to carry on business;

                           (c)      (CEASES TO BE AN ELIGIBLE TRUST
                                    CORPORATION): it ceases to be an Eligible
                                    Trust Corporation;

                           (d) (CLASS A NOTEHOLDERS REQUIRE RETIREMENT): it is so directed by the

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                                                                             31
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                                    Extraordinary Resolution of the Class A
                                    Noteholders;

                           (e) (BREACH OF DUTY): it fails to comply with any of its obligations under any Transaction Document with respect to the applicable Trust and the Issuer Trustee and the Global Trust Manager determines that this failure has had, or if continued, will have, an Adverse Effect, and if capable of remedy, the Note Trustee does not remedy this failure within 14 days after the earlier of the following:

                                    (i)      the Note Trustee becoming aware of
                                             this failure; and

                                    (ii)     receipt by the Note Trustee of
                                             written notice with respect to this
                                             failure from either the Issuer
                                             Trustee or the Global Trust
                                             Manager; and

                                    (iii)    the Note Trustee fails to satisfy
                                             any obligation imposed on it under
                                             the TIA with respect to a Trust or
                                             this deed; or

                           (f) (CHANGE IN OWNERSHIP): there is a change in ownership of 50% or more of the issued equity share capital of the Note Trustee from the position as at the date of this deed or effective control of the Note Trustee alters from the position as at the date of this deed unless in either case approved by the Global Trust Manager (whose approval must not be unreasonably withheld); or

                           (g) there is an Event of Default in respect of the Trust which requires the Note Trustee to resign by virtue of its obligations under the TIA.


REMOVAL BY ISSUER TRUSTEE
                  18.3 If the Note Trustee refuses to retire, the Issuer Trustee at the direction of the Global Trust Manager is entitled to remove the Note Trustee from office immediately by notice in writing to the Note Trustee if any event referred to in clause 18.2 has occurred. On the retirement or removal of the Note Trustee under the provisions of clause 18.2 or this clause 18.3:

                           (a) (NOTIFY CURRENT RATING AGENCIES): the Issuer Trustee must promptly notify each Current Rating Agency of such retirement or removal; and

                           (b) (APPOINT SUBSTITUTE NOTE TRUSTEE): subject to any approval required by law, the Issuer Trustee is entitled to and must use reasonable endeavours to appoint in writing some other Eligible Trust Corporation that is approved by each Current Rating Agency to be the substitute note trustee and whose appointment is confirmed by each Current Rating Agency not to result in the suspension, reduction, qualifications or withdrawal of a rating assigned by them to any of the Class A Notes.

NOTE TRUSTEE MAY RETIRE
                  18.4 The Note Trustee may retire at any time as trustee under this deed upon giving


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                                                                             32
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                           3 months (or such lesser time as the Global
                           Trust Manager, the Issuer Trustee and the
                           Note Trustee agree) notice in writing to the Issuer Trustee, the Global Trust Manager, the Security Trustee and each Current Rating Agency, without giving any reason and without being responsible for any liabilities incurred by reason of such retirement provided that such retirement is in accordance with this deed, provided further that no such period of notice of retirement may expire within the period of 30 days preceding each Payment Date. Upon such retirement, the Note Trustee, subject to any approval required by law, may appoint in writing any other Eligible Trust Corporation that is approved by the Global Trust Manager, which approval must not be unreasonably withheld by the Global Trust Manager, as Note Trustee in its stead and whose appointment is confirmed by each Current Rating Agency not to result in an Adverse Rating Effect in respect of the Class A Notes. If the Note Trustee does not propose a replacement by the date which is 1 month prior to the date of its proposed retirement, the Global Trust Manager is entitled to appoint a Substitute Note Trustee, which must be an Eligible Trust Corporation that is approved by each Current Rating Agency, as of the date of the proposed retirement.

APPOINTMENT OF SUBSTITUTE NOTE TRUSTEE BY CLASS A NOTEHOLDERS
                  18.5 Notwithstanding clauses 18.2, 18.3 and 18.4, no retirement or removal of the Note Trustee will be effective until a substitute note trustee has been appointed in its place. If a substitute note trustee has not been appointed under clauses 18.2, 18.3 and
                           18.4 at a time when the position of Note Trustee would, but for this clause 18.5, become vacant in accordance with those clauses, the Issuer Trustee must promptly advise the Class A Noteholders who may appoint an Eligible Trust Corporation nominated to act as Note Trustee.

SUCCESSOR TO NOTE TRUSTEE
                  18.6 On the execution by the Issuer Trustee, the Global Trust Manager and any successor note trustee of an instrument effecting the appointment of that successor note trustee, that successor note trustee accepts the appointment and shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of the predecessor Note Trustee with effect as if originally named as Note Trustee in this deed and the Transaction Documents in respect of the Trust and that predecessor Note Trustee, on payment to it of the pro rata proportion of its fee and disbursements then unpaid (if any), shall have no further liabilities under this deed, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Note Trustee is appointed.

                  18.7     Any corporation:

                           (a)      into which the Note Trustee is merged;

                           (b)      with which the Note Trustee is consolidated;

                           (c) resulting from any merger or consolidation to which the Note Trustee is a party;


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                                                                             33
-------------------------------------------------------------------------------
                           (d) to which the Note Trustee sells or otherwise transfers all or substantially all the assets of its corporate trust business,

                           shall, on the date when that merger, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Note Trustee under this deed without the execution or filing of any agreement or document or any further act on the part of the parties to this deed, unless otherwise required by the Issuer Trustee or the Global Trust Manager, and after that effective date all references in this deed to the Note Trustee shall be references to that corporation.

                  18.8 If no other person can be found to act as Note Trustee, the Class A Noteholders may elect a Note Trustee from among the holders of the Class A Notes (if any Class A Notes are outstanding).

ISSUER TRUSTEE AND GLOBAL TRUST MANAGER CANNOT BE APPOINTED
                  18.9 Notwithstanding the preceding provisions of this clause 18, none of the Global Trust Manager, the Issuer Trustee, any Support Facility Provider nor any of their Related Entities may be appointed as Note Trustee.

NO LIMITATION OF TIA
                  18.10 Nothing in this clause 18 is to be construed as limiting any right of a Class A Noteholder to take any action to remove the Note Trustee in accordance with section 310(b) of the TIA.

19       CLASS A NOTES HELD IN CLEARING SYSTEMS AND NOTICES
--------------------------------------------------------------------------------
CLASS A NOTES HELD IN CLEARING SYSTEMS
                  19.1 So long as any Class A Note is held on behalf of a Clearing System, in considering the interests of Class A Noteholders, the Note Trustee may have regard to any information provided to it by such Clearing System or its operator as to the identity (either individually or by category) of its accountholders or participants with entitlements to any such Class A Note and may consider such interests on the basis that such accountholders or participants were the holder(s) thereof.

20       CURRENCY INDEMNITY
--------------------------------------------------------------------------------
CURRENCY OF ACCOUNT AND PAYMENT
                  20.1 U.S. Dollars is the sole currency of account and payment for all sums payable by the Issuer Trustee under or in connection with this deed and the Class A Notes, including damages.

EXTENT OF DISCHARGE
                  20.2 Any amount received or recovered in a currency other than U.S. Dollars (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Issuer Trustee or otherwise), by the Note Trustee or any Class A Noteholder in respect of any sum expressed to be due to it from the Issuer Trustee shall only discharge the Issuer Trustee to the extent of the U.S. Dollar amount which the recipient is able to purchase with the


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                                                                             34
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                           amount so received or recovered in that other
                           currency on the date of that receipt or
                           recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

INDEMNITY
                  20.3 If that U.S. Dollar amount is less than the U.S. Dollar amount expressed to be due to the recipient under this deed, the Class A Notes the Issuer Trustee shall indemnify it against any loss sustained by it as a result. In any event, the Issuer Trustee shall (subject to clause 23) indemnify the recipient against the cost of making any such purchase.

INDEMNITY SEPARATE
                  20.4 The indemnities in this clause 20 and in clause 10.5 constitute separate and independent obligations from the other obligations in this deed, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Note Trustee and/or any Class A Noteholder and shall continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this deed, the Class A Notes or any other judgment or order.

21       REPRESENTATIONS AND WARRANTIES
-------------------------------------------------------------------------------
BY THE ISSUER TRUSTEE
                  21.1 The Issuer Trustee represents and warrants to the Note Trustee that:

                           (a) (DUE INCORPORATION): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

                           (b) (CONSTITUTION): the execution, delivery and performance of this deed does not violate its constitution;

                           (c) (CORPORATE POWER): it has the power and has taken all corporate and other action required to enter into this deed and to authorise the execution and delivery of this deed and the performance of its obligations under this deed;

                           (d) (FILINGS): all corporate notices and all registrations with the Australian Securities and Investments Commission required to be filed or effected, as applicable, by it in connection with the execution, delivery and performance of this deed have been filed or effected, as applicable, and all such filings and registrations are current, complete and accurate;

                           (e) (EXECUTION, DELIVERY AND PERFORMANCE): its execution, delivery and performance of this deed does not violate any existing law or regulation in any applicable jurisdiction or any document or agreement to which it is a party or which is binding upon it or any of its assets;

                           (f) (AUTHORISATION): all consents, licences, approvals and authorisations


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                                                                             35
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                                    of every Governmental Agency required to
                                    be obtained by it in connection with the execution, delivery and performance of this deed in its personal capacity have been obtained and are valid and subsisting; and

                           (g) (NO BREACH): it is not in breach of any material provision of the Master Trust Deed or the Supplemental Deed in respect of the Trust.

BY THE GLOBAL TRUST MANAGER
                  21.2 The Global Trust Manager represents and warrants to the Note Trustee that:

                           (a) (DUE INCORPORATION): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

                           (b) (CONSTITUTION): the execution, delivery and performance of this deed does not violate its constitution;

                           (c) (CORPORATE POWER): it has the power and has taken all corporate and other action required to enter into this deed and to authorise the execution and delivery of this deed and the performance of its obligations under this deed;

                           (d) (FILINGS): all corporate notices and all registrations with the Australian Securities and Investments Commission required to be filed or effected, as applicable, by it in connection with the execution, delivery and performance of this deed have been filed or effected, as applicable, and all such filings and registrations are current, complete and accurate;

                           (e) (EXECUTION, DELIVERY AND PERFORMANCE): its execution, delivery and performance of this deed does not violate any existing law or regulation in any applicable jurisdiction or any document or agreement to which it is a party or which is binding upon it or any of its assets;

                           (f) (AUTHORISATION): all consents, licences, approvals and authorisations of every Governmental Agency required to be obtained by it in connection with the execution, delivery and performance of this deed in its personal capacity have been obtained and are valid and subsisting;

                           (g) (INVESTMENT COMPANY): the Trust is not, and, if all the parties to the Transaction Documents perform their obligations under the Transaction Documents, will not become, an "investment company" as that term is defined in the Investment Company Act of 1940 of the United States of America;

                           (h) (COMPLIANCE WITH TIA): this deed has been duly qualified under the TIA; and

                           (i) (NO BREACH): it is not in breach of any material provision of the Master Trust Deed or the Supplemental Deed in respect of the Trust.


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                                                                             36
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BY THE NOTE TRUSTEE
                  21.3 The Note Trustee represents and warrants to the Issuer Trustee and the Global Trust Manager that:

                           (a) (DUE INCORPORATION): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

                           (b) (CONSTITUTION): the execution, delivery and performance of this deed does not violate its constitution;

                           (c) (CORPORATE POWER): it has the power and has taken all corporate and other action required to enter into this deed and to authorise the execution and delivery of this deed and the performance of its obligations under this deed;

                           (d) (FILINGS): all corporate notices and all registrations with the Australian Securities and Investments Commission, the Commission or similar office in its jurisdiction of incorporation and in any other jurisdiction required to be filed or effected, as applicable, by it in connection with the execution, delivery and performance of this deed have been filed or effected, as applicable, and all such filings and registrations are current, complete and accurate;

                           (e) (EXECUTION, DELIVERY AND PERFORMANCE): its execution, delivery and performance of this deed does not violate any existing law or regulation in any applicable jurisdiction or any document or agreement to which it is a party or which is binding upon it or any of its assets;

                           (f) (AUTHORISATION): all consents, licences, approvals and authorisations of every Governmental Agency required to be obtained or made by the Note Trustee in connection with the execution, delivery and performance of this deed have been obtained or made and are valid and subsisting;

                           (g) (ELIGIBLE TRUST CORPORATION): it is an Eligible Trust Corporation;

                           (h) (NO INSOLVENCY EVENT): no Insolvency Event has occurred and is continuing in relation to the Note Trustee; and

                           (i)      (NO LITIGATION): no litigation,
                                    arbitration, dispute or
                                    administrative proceeding has been
                                    commenced or is pending or, to the
                                    knowledge of the Note Trustee,
                                    threatened by any person which will,
                                    or is likely to, have a material and
                                    adverse effect on the ability of the
                                    Note Trustee to perform its
                                    obligations under this deed.
22       NOTICES
-------------------------------------------------------------------------------
NOTICES
                  22.1 Subject to clauses 22.4, 22.5 and 22.6, any notice, approval, consent or other


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                                                                             37
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                           communication in connection with this deed:

                           (a) must be given by an Authorised Person of the relevant party;

                           (b)      must be in writing; and

                           (c) must be left at the address of the addressee or sent by prepaid ordinary post to the address of the addressee or sent by facsimile to the facsimile number of the addressee, or sent by e-mail to the e-mail address of the addressee specified in clause
                                    22.2 or any other address, facsimile number or e-mail address any party may from time to time notify to the other parties as its address for service of communications pursuant to this deed.

INITIAL ADDRESSES
                  22.2 The initial address and facsimile numbers of the Issuer Trustee, the Global Trust Manager and the Note Trustee are:

                               ISSUER TRUSTEE:

                               Address:          Level 3
                                                 39 Hunter Street
                                                 Sydney NSW 2000
                               Facsimile:        (02) 9221 7870
                               Attention:        Manager, Securitisation
                               E-mail   :        (as notified from time to time)

                               GLOBAL TRUST MANAGER:

                               Address:          7301 Baymeadows Way
                                                 Jacksonville  Florida  32256
                                                 United States of America
                               Facsimile:        904 281 3062
                               Attention:        General Counsel
                               E-mail   :        rjjacobs@homeside.com

                               NOTE TRUSTEE:

                               Address:          101, 21W Barclay Street
                                                 New York, New York 10286
                                                 United States of America
                               Facsimile:        (212) 815 3522
                               Attention:        Global Structured Products Unit
                               E-mail   :        as notified from time to time

TIME EFFECTIVE
                  22.3 Unless a later time is specified in it, a notice, approval, consent or other communication takes effect from the time it is received.

RECEIPT
                  22.4 A letter, e-mail or facsimile is taken to be received:

                           (a) in the case of a posted letter, on the third (seventh, if posted to or from a place outside Australia) day after posting;

                                                                             38
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                           (b)      in the case of a facsimile, on production of
                                    a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this clause; and

                           (c) in the case of an e-mail, on receipt by the sender of an e-mail confirmation that the e-mail was delivered in its entirety to the e-mail address of the recipient.

                           However, if the time of deemed receipt of any notice is not before 4.00 p.m. (local time at the address of the recipient) on a Business Day it is deemed to have been received at the commencement of business on the next following Business Day.

                  22.5 Subject to clause 3.3(e), all notices with respect to the Class A Noteholders are valid if despatched in accordance with, and will be regulated by, the Class A Note Conditions.

23       LIMITED RECOURSE
--------------------------------------------------------------------------------
                           Clause 2 of the Definitions Schedule applies to this deed as if set out in full in it (with any consequential changes as are necessary to give effect to that clause in this deed).

24       TERMINATION
--------------------------------------------------------------------------------
                           At any time after the expiry of the latest period after which the right to any payment of interest or principal becomes void in accordance with the Class A Note Conditions, the Issuer Trustee may by notice to the Note Trustee and copied to the Global Trust Manager terminate the trust constituted by this deed.

25       TRUST INDENTURE ACT
--------------------------------------------------------------------------------
CERTIFICATES AND OPINIONS
                  25.1     (a)

                           (a) (CLASS A NOTE CONDITIONS PRECEDENT) Upon any application or request by the Issuer Trustee to the Note Trustee to take any action under any provision of this deed, the Issuer Trustee must furnish to the Note Trustee:

                                    (i)      a certificate from two Authorised
                                             Persons of the Issuer Trustee
                                             stating that all conditions
                                             precedent, if any, provided for in
                                             this deed relating to the proposed
                                             action have been complied with;

                                    (ii)     Counsel's Opinion stating that all
                                             such conditions precedent, if any,
                                             have been complied with; and

                                    (iii)    if required by the TIA, a
                                             certificate from an accountant

                                                                             39
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                                             meeting the applicable requirements
                                             of section 314(c)(3) of the TIA,

                                    provided that in the case of any such
                                    application or request as to which the
                                    furnishing of such documents is specifically required by any other provision of this deed no additional certificate or opinion need be furnished.

                           (b) (FAIR VALUE) The Issuer Trustee must furnish to the Note Trustee a certificate or opinion of an engineer, appraiser or other expert as to the fair value:

                                    (i)      of any property or securities to be
                                             released from the Security Interest
                                             created by the Master Security
                                             Trust Deed and the Deed of Charge
                                             in respect of the Trust, where this
                                             is required by section 314(d)(1) of
                                             the TIA;

                                    (ii)     to the Issuer Trustee of any
                                             securities the deposit of which
                                             with the Issuer Trustee is to be
                                             made the basis for the release of
                                             any property or securities subject
                                             to the Security Interest created by
                                             the Master Security Trust Deed and
                                             the Deed of Charge in respect of
                                             the Trust, where this is required
                                             by section 314(d)(2) of the TIA;
                                             and

                                    (iii)    to the Issuer Trustee of any
                                             property the subjection of which to
                                             the Security Interest created by
                                             the Master Security Trust Deed and
                                             the Deed of Charge in respect of
                                             the Trust is to be made the basis
                                             for the release of any property or
                                             securities subject to the Security
                                             Interest created by the Master
                                             Security Trust Deed and the Deed of
                                             Charge in respect of the Trust,
                                             where this is required by section
                                             314(d)(3) of the TIA,

                                    and every such certificate or opinion must comply with the relevant provisions of section 314(d) of the TIA (and, except as provided otherwise in section 314 of the TIA, may be given by an Authorised Person of the Issuer Trustee).

                           (c) (FORM OF CERTIFICATES AND OPTIONS) Each certificate or opinion with respect to compliance with a condition or covenant provided for in this deed (other than the certificate referred to in clause 7.1(d)(i)) shall include:

                                    (i)      a statement that each signatory of
                                             such certificate or opinion has
                                             read such covenant or condition and
                                             the definitions used therein;

                                    (ii)     a brief statement as to the nature
                                             and scope of the examination or
                                             investigation upon which the
                                             statements or opinions contained in
                                             such certificate or opinion are
                                             based;

                                    (iii)    a statement that, in the opinion of
                                             each such signatory, such signatory
                                             has made such examination or
                                             investigation

                                                                             40
-------------------------------------------------------------------------------
                                             as is necessary to enable such
                                             signatory to express an informed
                                             opinion as to whether or not such
                                             covenant or condition has been
                                             complied with; and

                                    (iv)     a statement as to whether, in the
                                             opinion of each such signatory such
                                             condition or covenant has been
                                             complied with.

UNDERTAKING FOR COSTS
                  25.2     (a)

                           (a) (UNDERTAKING) Subject to clause 25.2(b), all parties to this deed agree, and each Class A Noteholder by such Class A Noteholder's acceptance of the Class A Notes are deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this deed, or in any suit against the Note Trustee for any action taken, suffered or omitted by it as the Note Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defences made by such party litigant.

                           (b) (EXCEPTIONS)The provisions of clause 25.2(a) shall not apply to:

                                    (i)      any suit instituted by the Note
                                             Trustee;

                                    (ii)     any suit instituted by any Class A
                                             Noteholder, or group of Class A
                                             Noteholders, in each case holding
                                             in the aggregate Class A Notes with
                                             an Invested Amount of more than 10%
                                             of the then aggregate Invested
                                             Amount of all Class A Notes; or

                                    (iii)    any suit instituted by any Class A
                                             Noteholder for the enforcement of
                                             the payment of principal or
                                             interest on any Class A Note on or
                                             after the respective due dates
                                             expressed in such Class A Note and
                                             in this deed.

EXCLUSION OF SECTION 316(a)(1)
                  25.3 Section 316(a)(1) of the TIA is expressly excluded by this deed.

UNCONDITIONAL RIGHTS OF CLASS A NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST
                  25.4 Notwithstanding any other provisions in this deed, any Class A Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on each Class A Note held by it on or after the respective due dates thereof expressed in such Class A Note or in this deed or to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Class A Noteholder, except to the extent that this deed or the Master Security Trust Deed contains provisions limiting or denying the right of any Class A Noteholder to institute any such suit, if and to the extent that the institution or prosecution thereof or the entry of judgment therein would, under applicable law, result in the

                                                                             41
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                           surrender, impairment, waiver or loss of the
                           Security Interest created by the Master Security Trust Deed upon any property subject to such Security Interest.

CONFLICT WITH TRUST INDENTURE ACT

                  25.5 The provisions of section 310 to 317 (inclusive) of the TIA are incorporated into, are a part of and govern this deed, whether or not contained in this deed, unless expressly excluded by this deed in accordance with the TIA. If any provision of this deed limits, qualifies or conflicts with any provision that is deemed to be included in this deed by virtue of any of the provisions of the TIA, such provision deemed to be included in this deed will prevail.

26       MISCELLANEOUS
--------------------------------------------------------------------------------
CERTIFICATE

                  26.1 A certificate signed by the Issuer Trustee, Global Trust Manager or Note Trustee or its solicitors about a matter or about a sum payable to the Issuer Trustee, the Global Trust Manager or the Note Trustee in connection with this deed or the Supplemental Deed is sufficient evidence of the matter or sum stated in the certificate unless the matter or sum is proved to be false.

EXERCISE OF RIGHTS

                  26.2 The Issuer Trustee, Global Trust Manager, Note Trustee or an attorney appointed under this deed may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by the person does not prevent a further exercise of that or an exercise of any other right, power or remedy. Failure by the person to exercise or delay in exercising a right, power or remedy does not prevent its exercise. The person with the right, power or remedy is not liable for any loss caused by its exercise, attempted exercise, failure to exercise or delay in exercising it except in the case of its fraud or wilful default or, in the case of the Issuer Trustee, Global Trust Manager or Note Trustee, negligence, fraud or breach of trust.

WAIVER AND VARIATION

                  26.3 A provision of or a right created under this deed may not be waived or varied except in writing signed by the party or parties to be bound.

SUPERVENING LEGISLATION

                  26.4 Any present or future legislation which operates to vary the obligations of the Issuer Trustee, Global Trust Manager or Note Trustee in connection with this deed with the result that the rights, powers or remedies of the Issuer Trustee, Global Trust Manager or Note Trustee are adversely affected (including, without limitation, by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

APPROVALS AND CONSENT

                  26.5 The Issuer Trustee, the Global Trust Manager, Note Trustee or an attorney appointed under this deed may give conditionally or unconditionally or

                                                                             42
-------------------------------------------------------------------------------
                           withhold its approval or consent in its absolute discretion, unless this deed expressly provides otherwise.

REMEDIES CUMULATIVE

                  26.6 The rights, powers and remedies provided in this deed are cumulative with and not exclusive of the rights, powers or remedies provided by law independently of this deed.

INDEMNITIES

                  26.7 Each indemnity in this deed is a continuing obligation, separate and independent from the other obligations of the Issuer Trustee, the Global Trust Manager and the Note Trustee and survives termination of this deed. It is not necessary for the Issuer Trustee, the Global Trust Manager or the Note Trustee to incur expense or make payment before enforcing a right of indemnity conferred by this deed.

TIME OF THE ESSENCE

                  26.8 Time is of the essence in this deed in respect of an obligation of the Issuer Trustee or Note Trustee to pay money.

RECEIPTS

                  26.9 The receipt of a Receiver, or an Authorised Person of the Issuer Trustee or Note Trustee, releases the person paying money to the Receiver, the Issuer Trustee ore the Note Trustee in connection with this deed from:

                           (a) liability for the money paid or expressed to be received; and

                           (b) being concerned to see to its application or being answerable or accountable for its loss or misapplication.

ACKNOWLEDGMENT

                  26.10 The parties acknowledge and agree that the Issuer Trustee, the Global Trust Manager and the Note Trustee in exercising their powers and discretions under this deed, and in performing their obligations under this deed, must act in accordance with their duties and obligations under this deed and may exercise such powers and discretions as provided in this deed and (without limitation) in forming any opinion may obtain and act upon the advice of persons who are not parties to this deed.

                  26.11 The parties acknowledge that they are bound by the terms of this deed.

DISCLOSURE OF INFORMATION

                  26.12 Subject to this deed, the Issuer Trustee and the Note Trustee is not required (unless ordered so to do by a court of competent jurisdiction) to disclose to any Unitholder, Secured Creditor or any other person confidential, financial or other information made available to the Issuer Trustee and the Note Trustee in connection with this deed.
RIGHTS CUMULATIVE

                  26.13 The rights, powers and remedies provided in this deed are cumulative and not exclusive of the rights, powers or remedies provided by law independently of this deed.

                                                                             43
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SIGNATURES

                  26.14 The Issuer Trustee, the Global Trust Manager and the Note Trustee may rely on the validity of any signature on any transfer, form of application or other instrument or document unless the Issuer Trustee, the Global Trust Manager or the Note Trustee (as the case may be) has reasonable grounds to believe that the signature is not genuine. Neither the Issuer Trustee, the Global Trust Manager nor the Note Trustee is liable to make good out of its own funds any loss incurred by any person if a signature is forged or otherwise fails to bind the person whose signature it purports to be or on whose behalf it purports to be made. Any such loss, subject to any right of reimbursement from any other person (including the Global Trust Manager) is to be borne by the relevant Trust in respect of which the loss is incurred.

MEETINGS

                  26.15 A reference in this deed to a meeting of Secured Creditors of a Trust is a reference to a meeting of Secured Creditors of the Trust conducted in accordance with the provisions of the relevant Deed of Charge.

27       GOVERNING LAW
--------------------------------------------------------------------------------
GOVERNING LAW

                  27.1 This deed and each Trust are governed by the law in force in the Australian Capital Territory and the rights, liabilities and obligations of the Global Trust Manager, the Issuer Trustee, the Note Trustee, the Unitholders and the Secured Creditors are governed by the laws in force in the Australian Capital Territory.

SUBMISSION TO JURISDICTION

                  27.2 Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory and courts of appeal from them. Each party waives any right it has to object to an action being brought in those courts including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

SERVICE

                  27.3 Without preventing any other mode of service, any document in an action (including, without limitation, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 22.

28       COUNTERPARTS
--------------------------------------------------------------------------------
                           This Note Trust Deed may consist of any numbers of counterparts and all counterparts taken together will be deemed to constitute one and the same instrument.

EXECUTED as a deed.

                                                                             44
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SCHEDULE 1                        FORM OF CLASS A NOTE
--------------------------------------------------------------------------------

Registered                          CUSIP No:
No. R-                              ISIN No.:
                                    Common Code:


Unless this Class A Note is presented by an authorised representative of The Depository Trust Company, a New York corporation, ("DTC") to the Issuer Trustee (as defined below) or its agent for registration of transfer, exchange or payment, and any Class A Note issued is registered in the name of Cede & Co or in such other name as is requested by an authorised representative of DTC (and any payment is made to Cede & Co or to such other entity as is requested by an authorised representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE OF THE CLASS A NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof, Cede & Co, has an interest in this Class A Note.

[THE ABOVE PARAGRAPH IS TO APPEAR IN THE CLASS A BOOK ENTRY NOTES ONLY.]

THE PRINCIPAL OF THIS CLASS A NOTE IS PAYABLE IN INSTALMENTS AND MAY BE SUBJECT TO CHARGE-OFFS OR EXCHANGE AS SET FORTH BELOW, THE NOTE TRUST DEED AND IN THE CLASS A NOTE CONDITIONS. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE OF THIS CLASS A NOTE.

               PERPETUAL TRUSTEE COMPANY LIMITED (ACN 000 001 007)
 (a limited liability company incorporated under the law of New South Wales,
   Australia) in its capacity as trustee ("ISSUER TRUSTEE") of the HomeSide
              Mortgage Securities Trust 2001-1 (the "TRUST")

                                  CLASS A NOTE

This Class A Note is issued by the Issuer Trustee in an initial aggregate principal amount of US$[ ] (the "CLASS A NOTES") and is:

         (a) constituted by a Note Trust Deed (the "NOTE TRUST DEED") dated [ ] 2001 made between the Issuer Trustee, HomeSide Global MBS Manager, Inc ("THE GLOBAL TRUST MANAGER") and The Bank of New York, New York Branch (the "NOTE TRUSTEE"); and

         (b) issued subject to, and with the benefit of, amongst other things:

                  (i) a Master Trust Deed (the "MASTER TRUST DEED") dated [ ] made between the Global Trust Manager and the Issuer Trustee as amended from time to time;

                  (ii) a Supplemental Deed (the "SUPPLEMENTAL DEED") dated [ ] made between National Australia Bank Limited, the Global Trust Manager, the Issuer Trustee and P.T. Limited ("SECURITY TRUSTEE");

                  (iii) a Master Security Trust Deed (the "MASTER SECURITY TRUST DEED") dated [ ] made between the Issuer Trustee, the Global Trust Manager, the Note Trustee and the Security Trustee;

                  (iv) the Agency Agreement ("AGENCY AGREEMENT") dated [ ] 2001 made between the Issuer Trustee, the Note Trustee, the Global Trust Manager, The Bank of New York, New York Branch as Principal Paying Agent, Class A Note Registrar and

                                                                             45
-------------------------------------------------------------------------------
                           Calculation Agent, The Bank of New York, London Branch as Paying Agent and Kredietbank S.A. Luxembourgeoise as a Paying Agent;

                  (v) a Deed of Charge dated [ ] made between the Issuer Trustee, the Security Trustee, the Global Trust Manager and the Note Trustee;

                  (vi)     the Note Trust Deed; and

                  (vii) the Class A Note Conditions as set out in the Annexure to this Class A Note (the "CLASS A NOTE CONDITIONS").

Unless defined in this Class A Note, words and phrases defined in, or incorporated in, either or both of the Note Trust Deed and the Class A Note Conditions have the same meaning in this Class A Note. Where there is any inconsistency in a definition between the Note Trust Deed and the Class A Note Conditions, the Note Trust Deed prevails.

If this Class A Note is a Class A Book Entry Note and the Issuer Trustee is obliged to issue Class A Definitive Notes under clause 3.4(a) of the Note Trust Deed, this Class A Note will be exchangeable in whole upon its surrender at the offices of the Class A Note Registrar as specified in the Class A Note Conditions or notified to Class A Noteholders from time to time (or such other place as the Note Trustee may agree) for Class A Definitive Notes and the Issuer Trustee shall execute and procure that the Note Trustee authenticates and delivers in full exchange for this Class A Note, Class A Definitive Notes in aggregate principal amount equal to the then Invested Amount of this Class A Note subject to and in accordance with clause 3.4(b) of the Note Trust Deed. The Issuer Trustee is not obliged to issue Class A Definitive Notes until 30 days after the occurrence of an event set out in clause 3.4(a) of the Note Trust Deed.

The Issuer Trustee in its capacity as trustee of the Trust, subject to and in accordance with this Class A Note, the Class A Note Conditions, the Agency Agreement, the Supplemental Deed and the Note Trust Deed, promises to pay to [ ] as the registered holder of this Class A Note, or to registered assigns of this Class A Note, the principal sum of US$[ ] (or such part of that amount as may become repayable under the Class A Note Conditions, the Supplemental Deed and the Note Trust Deed) on such date(s) as the principal sum (or any part of it) becomes repayable in accordance with the Class A Note Conditions, the Supplemental Deed and the Note Trust Deed and to pay interest in arrear on each Payment Date on the Invested Amount of this Class A Note at rates determined in accordance with Condition 6 of the Class A Note Conditions. The Class A Definitive Notes to be issued on that exchange will be in registered form each in the denomination of US$100,000 or integral multiples thereof. If the Issuer Trustee fails to meet its obligations to issue Class A Definitive Notes, this shall be without prejudice to the Issuer Trustee's obligations with respect to the Class A Notes under the Note Trust Deed, the Master Trust Deed, the Supplemental Deed, the Agency Agreement and this Class A Note.

Payments of interest on this Class A Note due and payable on each Payment Date, together with the instalment of principal, if any, shall be payable in accordance with Condition 8.1 of the Class A Note Conditions and the Agency Agreement. If this Class A Note is a Class A Book-Entry Note such payments will be made to the nominee of the Depository (initially, such nominee to be Cede & Co.) and each of the persons appearing from time to time in the records of DTC as the holder of a beneficial interest in a Class A Note will be entitled to receive any payment so made in respect of that Class A Note only in accordance with the respective rules and procedures of DTC. Such persons will have no claim directly against the Issuer Trustee in respect of payments due on the Class A Notes which must be made by the holder of this Class A Note, for so long as this Class A Note is outstanding.

                                                                             46
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On any payment of principal and/or interest on the Class A Notes details of that payment shall be endorsed by or on behalf of the Issuer in the Class A Note Register and, in the case of payments of principal, the Invested Amount and the Stated Amount of the Class A Notes shall be reduced for all purposes by the amount so paid and endorsed in the Class A Note Register. Any such record shall be prima facie evidence that the payment in question has been made.

This Class A Note shall not become valid for any purpose unless and until the Certificate of Authentication attached has been signed by an Authorised Person or other duly appointed representatives of the Note Trustee.

This Class A Note is governed by, and shall be construed in accordance with, the laws of the Australian Capital Territory, Australia.

If this Class A Note is a Class A Book-Entry Note, this Class A Note is a global note.

IN WITNESS the Issuer Trustee has caused this Class A Note to be signed manually by a person duly authorised on its behalf.

PERPETUAL TRUSTEE COMPANY LIMITED by:



 .........................................................
Authorised Person/duly appointed representative

IMPORTANT NOTES:

Neither the Global Trust Manager nor the Issuer Trustee is under any obligation at any time to repurchase any Class A Notes from Class A Noteholders.

This Class A Note is not a certificate of title and the Class A Note Register on which these Class A Notes are registered is the only conclusive evidence of the title of the abovementioned person to the Class A Notes.

The Issuer Trustee's liability is limited in accordance with Condition 12. The Issuer Trustee issues this Class A Note only in its capacity as trustee of the Trust and in no other capacity. A liability arising under or in connection with the Trust under the Master Trust Deed, the Supplemental Deed, the Note Trust Deed, this Class A Note or any other Transaction Document is limited to and can be enforced against the Issuer Trustee only to the extent to which it can be satisfied out of the Assets of the Trust out of which the Issuer Trustee is actually indemnified for the liability. This limitation of the Issuer Trustee's liability will not apply to any obligation or liability of the Issuer Trustee to the extent that it is not so satisfied because under any Transaction Document in relation to the Trust or by operation of law there is a reduction in the extent of the Issuer Trustee's indemnification out of the Assets of the Trust as a result of any fraud, negligence or breach of trust on the part of the Issuer Trustee. Subject to the terms of the Transaction Documents, the Issuer Trustee will have no liability for any act or omission of the Global Trust Manager or of any other person.

Transfers of the Class A Notes must be pursuant to the annexed form of assignment and otherwise in accordance with clause 5 of the Agency Agreement.

None of the Global Trust Manager or the National Australia Bank Limited (the "BANK") as the Seller and Servicer, or any other affiliate of the Bank or the Issuer Trustee in its personal capacity or as trustee of any other trust guarantees the payment or repayment of any principal, interest or other amounts owing in respect of the Class A Notes.

                                                                             47
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The Class A Notes do not represent deposits or other liabilities of the Bank.
The holding of the Class A Notes is subject to investment risk, including possible delays in payment and loss of income and principal invested. No party to the Transaction Documents for the Trust, or any affiliate of any of them, stand in any way behind the capital value and/or performance of the Class A Notes, or the Assets held by the Trust.

                                                                             48
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                                                                      ASSIGNMENT



Social Security or taxpayer I.D., or other identifying number of assignee:

For value received, the undersigned hereby sells, assigns and transfer unto




                                             (name and address of assignee)

the within Class A Note and all rights thereunder, and hereby irrevocably constitutes and appoints

                  , attorney to transfer said Class A Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: *
                                    Signature Guaranteed:




                                    Signatures must be guaranteed by an
                                    "eligible guarantor institution" meeting the requirements of the Class A Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Class A Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

* NOTE: The signatures of this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A Note in every particular without alteration, enlargement or any change whatsoever.

                                                                             49
-------------------------------------------------------------------------------
                          CERTIFICATE OF AUTHENTICATION

This Class A Note is authenticated by The Bank of New York, New York Branch as Note Trustee and until so authenticated shall not be valid for any purpose.

THE BANK OF NEW YORK, NEW YORK BRANCH by:


Authorised Person/duly appointed representative

                                                                             50
-------------------------------------------------------------------------------
                                    ANNEXURE

                   [Insert completed Class A Note Conditions]

                                                                             51
-------------------------------------------------------------------------------
SCHEDULE 2                       PROVISIONS FOR MEETINGS OF CLASS A NOTEHOLDERS
-------------------------------------------------------------------------------

VALIDITY

                  1 A holder of a Class A Note may obtain a Voting Certificate from a Paying Agent or require Paying Agents to issue a Block Voting Instruction by depositing his Class A Note with such Paying Agent not later than 48 hours before the time fixed for any meeting. Each Voting Certificate and Block Voting Instruction shall be valid for so long as the relevant Class A Notes shall not be released (as set out in the relevant definition in the Definitions Schedule) and during the validity of such Voting Certificate or Block Voting Instruction the holder of such Voting Certificate or (as the case may be) the Proxy named in such Block Voting Instruction shall, for all purposes in connection with any meeting of Class A Noteholders, be deemed to be the Class A Noteholder of the Class A Notes to which such Voting Certificate or Block Voting Instruction relates and the Paying Agents with which (or to the order of which) such Class A Notes have been deposited shall be deemed for such purposes not to be the Class A Noteholder of those Class A Notes.

WHO MAY CONVENE MEETINGS

                  2 The Note Trustee or the Issuer Trustee at any time may, and the Note Trustee (subject to it being indemnified to its satisfaction against all costs and expenses thereby occasioned) upon request in writing of the Class A Noteholders holding not less than five per cent. of the aggregate Invested Amount of the relevant Class A Notes for the time being outstanding shall, convene a meeting of the Class A Noteholders. Whenever the Issuer Trustee or the Note Trustee upon such request of the relevant Class A Noteholders is about to convene any such meeting it shall give notice in writing to the Note Trustee (or the Issuer Trustee as the case may be) of the day, time and place of that meeting and of the nature of the business to be transacted at that meeting. If the Note Trustee receives notice of a meeting pursuant to the terms of the Master Security Trust Deed it shall convene a meeting of the Class A Noteholders as soon as practicable thereafter. Every such meeting shall be held at such time and place as the Note Trustee may approve.

NOTIFICATION OF MEETINGS

                  3 At least 14 days' notice (exclusive of the day on which the notice is given and of the day on which the meeting is held) specifying the day, time and place of meeting shall be given to the relevant Class A Noteholders. A copy of the notice shall be given to the Note Trustee, unless the meeting is convened by the Note Trustee, and to the Issuer Trustee unless the meeting shall be convened by the Issuer Trustee. Such notice shall, unless in any particular case the Note Trustee otherwise agrees, specify the terms of the resolutions to be proposed and shall include statements to the effect that Class A Notes may be deposited with (or to the order of) the Paying Agent or any Paying Agent for the purpose of obtaining Voting Certificates or Block Voting Instructions (and appointing Proxies) until 48 hours before the time fixed for the meeting but not thereafter.

                                                                             52
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CHAIRMAN

                  4 A person (who may, but need not, be a relevant Class A Noteholder) nominated in writing by the Note Trustee shall be entitled to take the chair at every such meeting but if no such nomination is made or if at any meeting the person nominated shall not be present within 15 minutes after the time appointed for the holding of such meeting the relevant Class A Noteholders present shall choose one of their number to be chairman and, failing such nomination, the Issuer Trustee may appoint a chairman (who may, but need not, be a relevant Class A Noteholder). The chairman of an adjourned meeting need not be the same person as was chairman of the original meeting.

QUORUM
                 5         (a)      At any such meeting any two or more persons
                                    present in person holding relevant Class A
                                    Notes or Voting Certificates or Block Voting
                                    Instructions or being Proxies or
                                    representatives holding or representing in the aggregate at least 51% in principal amount of the relevant Class A Notes for the time being outstanding shall form a quorum for the transaction of business and no business (other than the choosing of a chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of business. The quorum at any such meeting for passing an Extraordinary Resolution shall (subject as provided below) be two or more persons present in person holding relevant Class A
                                    Notes or voting certificates or being
                                    proxies or representatives and holding or representing in the aggregate at least 67% in principal amount of the relevant Class A
                                    Notes for the time being outstanding
                                    provided that at any meeting the business of which includes any of the matters specified in the proviso to paragraph 13 the quorum shall be two or more persons present in person holding relevant Class A Notes or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than 75% in principal amount of the relevant Class A
                                    Notes. For the purpose of this Schedule, when all the relevant Class A Notes for the time being outstanding are represented by or comprised in a single Class A Book-Entry
                                    Note, the holder of such Global Note shall be treated as two persons for the purposes of any quorum requirements of a meeting of the relevant Class A Noteholders.

                           (b) If within half an hour from the time appointed for any such meeting a quorum is not present the meeting shall, if convened upon the requisition of Class A Noteholders, be dissolved. In any other case it shall stand adjourned (unless the Issuer Trustee and the Note Trustee agree that it be dissolved) for such period, being not less than 21 days nor more than 42 days and to such time and place, as may be appointed by the chairman. At such adjourned meeting two or more persons present in person holding relevant Class A Notes or Voting Certificates or Block Voting Instructions or being Proxies or representatives (whatever the principal amount of the relevant Class A Notes so held or represented by them) shall form a

                                                                             53
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                                    quorum and shall have the power to
                                    pass any resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had a quorum been present at such meeting provided that the quorum at any adjourned meeting at which is to be proposed an Extraordinary Resolution for the purpose of effecting any of the modifications specified in the proviso to paragraph 13 shall be two or more persons present holding relevant Class A Notes or Voting Certificates or Block Voting Instructions or being Proxies or representatives and holding or representing in the aggregate not less than 51% in principal amount of the relevant Class A Notes for the time being outstanding.

ADJOURNMENT

                  6 The chairman may with the consent of (and shall if directed by) any meeting adjourn the same from time to time and from place to place, but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

NOTICE OF ADJOURNED MEETING

                  7 At least ten days' notice of any meeting adjourned through want of a quorum shall be given in the same manner as of an original meeting and such notice shall state the quorum required at such adjourned meeting. Otherwise, it is not necessary to give any notice of an adjourned meeting.

RESOLUTION BY SHOW OF HANDS

                  8        (a)      Every question submitted to a meeting shall
                                    be decided in the first instance by a show of hands and in the case of equality of votes the chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a relevant Class
                                    A Noteholder or as a holder of a Voting
                                    Certificate or Block Voting Instruction or as a Proxy or representative.

                           (b) At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman or the Issuer Trustee, the Note Trustee or by one or more persons holding one or more of the relevant Class A Notes or Voting Certificates or Block Voting Instructions or being Proxies or representatives representing in the aggregate not less than two per cent. of the principal amount of the relevant Class A Notes for the time being outstanding, a declaration by the chairman that a resolution has been carried or carried by a particular majority or lost or not carried by any particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

POLL
                  9        (a)      If at any meeting a poll is demanded, it
                                    shall be taken in such manner and (subject to the provisions of this schedule) either at once or after such an adjournment as the chairman directs

                                                                             54
-------------------------------------------------------------------------------
                                    and the result of such poll shall
                                    be deemed to be the resolution of the
                                    meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded.

                           (b) Any poll demanded at any meeting on the election of a chairman or on any question of adjournment shall be taken at the meeting without adjournment.

ENTITLEMENT TO ATTEND

                  10 The Note Trustee and the Issuer Trustee (through their respective representatives) and their respective financial and legal advisers shall be entitled to attend and speak at any meeting of the relevant Class A Noteholders. No other person shall be entitled to attend or vote at any meeting of the relevant Class A Noteholders or to join with others in requesting the convening of such a meeting unless he produces the relevant Class A Note or Class A Notes of which he is the holder, a Voting Certificate, a Block Voting Instruction naming him as Proxy or evidence of his appointment as a representative of a Class A Noteholder. The Issuer Trustee is not entitled to vote in respect of relevant Class A Notes beneficially held by it or on its behalf but this shall not prevent any Proxy named in any Block Voting Instruction from being a director, officer or representative of, or otherwise connected with, the Issuer Trustee or any of its subsidiaries or associated companies.

VOTING RIGHTS
                  11       (a)      Except as provided in paragraph 10 above, at
                                    any such meeting:

                                    (i)      on a show of hands every person who
                                             is present in person and produces a
                                             relevant Note, a Voting
                                             Certificate, a Block Voting
                                             Instruction naming him as a Proxy
                                             or evidence of his appointment as a
                                             representative of a Class A
                                             Noteholder shall have one vote; and

                                    (ii)     on a poll every person who is so
                                             present shall have one vote in
                                             respect of each principal amount of
                                             Class A Notes which is equal to the
                                             minimum authorised denomination for
                                             such Class A Notes, so produced or
                                             represented by the Voting
                                             Certificate so produced or in
                                             respect of which he is a Proxy or
                                             in respect of which he is a
                                             representative. Without prejudice
                                             to the obligations of the Proxies
                                             named in any Block Voting
                                             Instruction, any person entitled to
                                             more than one vote need not use all
                                             his votes or cast all the votes to
                                             which he is entitled in the same
                                             way. (b) A Proxy or representative
                                             need not be a relevant Class A
                                             Noteholder.

PROXIES

                                                                             55
-------------------------------------------------------------------------------
                  12       (a)      Each Block Voting Instruction, together (if
                                    so required by the Note Trustee) with proof satisfactory to the Note Trustee of its due execution on behalf of the Paying Agent or Paying Agent, shall be deposited at the specified office of the Issuer Trustee or at such other place as the Note Trustee shall designate or approve not less than 48 hours before the time appointed for holding the meeting or adjourned meeting at which the Proxy named in the Block Voting Instruction proposes to vote and in default the Block
                                    Voting Instruction shall not be treated as valid unless the chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business.
                                    Unless otherwise agreed by the Note Trustee, a notarially certified copy of each such Block Voting Instruction and such satisfactory proof (if applicable) shall be deposited with the Note Trustee before the commencement of the meeting or adjourned meeting but the Note Trustee shall not thereby be obliged to investigate or be concerned with the validity of, or the authority of the Proxy named in, any such Block Voting Instruction.

                           (b) Any vote given in accordance with the terms of a Block Voting Instruction shall be valid despite the previous revocation or amendment of the Block Voting Instruction or of any of the relevant Class A Noteholders' instructions pursuant to which it was executed, provided that no intimation in writing of such revocation or amendment shall have been received from the Paying Agent or the Paying Agent by the Issuer Trustee or the Note Trustee at the specified office of the Issuer Trustee or the Note Trustee or by the chairman of the meeting, in each case not less then 48 hours before the commencement of the meeting or adjourned meeting at which the Block Voting Instruction is intended to be used.

POWERS EXERCISABLE BY EXTRAORDINARY RESOLUTION

                  13 A meeting of the Class A Noteholders shall, subject to the provisions contained in the Class A Note Conditions, in addition to the powers set out in this schedule, but without prejudice to any powers conferred on other persons by this schedule or the Note Trust Deed, have the following powers exercisable by Extraordinary Resolution namely:

                           (a) to authorise and request the Note Trustee to direct the Security Trustee to enforce the Master Security Trust Deed;

                           (b) to sanction any proposal by the Issuer Trustee for any modification, abrogation, variation, compromise of, or arrangement in respect of, the rights of the relevant Class A Noteholders or any of them against the Issuer Trustee whether such rights shall arise under the Class A Notes or otherwise;

                           (c) to sanction any proposal by the Issuer Trustee for the exchange or sale of the relevant Class A Notes for, or substitution for the relevant Class A Notes of, or the conversion of the relevant Class A Notes into, or the cancellation of the relevant Class A Notes in consideration of bonds, debentures, debenture stock

                                                                              56
--------------------------------------------------------------------------------
                                    or other obligations or securities of the Issuer Trustee or any other body corporate formed or to be formed or cash or any combination of the above;

                           (d) subject to the Note Trust Deed, to assent to any modification of the provisions contained in the relevant Class A Notes, the Agency Agreement, the Note Trust Deed or this schedule which shall be proposed by the Issuer Trustee or the Note Trustee;

                           (e) to waive or authorise any breach or proposed breach by the Issuer Trustee or Note Trustee of its obligations under this deed;

                           (f) to override any waiver by the Note Trustee of a breach of any provisions of the Transaction Documents or an Event of Default under the Master Security Trust Deed;

                           (g) to approve a person proposed to be appointed as a new Note Trustee under the Note Trust Deed and power to remove any trustee or trustees for the time being thereof in relation to the relevant Class A Notes;

                           (h) to authorise the Note Trustee to concur in and execute and do all such documents, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution;

                           (i) to discharge or exonerate the Note Trustee from any liability in respect of any act or omission for which the Note Trustee may have become responsible under the Note Trust Deed or under the relevant Class A Notes;

                           (j) to give any authority, direction or sanction which under the relevant Class A Notes or the Note Trust Deed is required to be given by Extraordinary Resolution;

                           (k) to appoint any persons (whether relevant Class A Noteholders or not) as a committee or committees to represent the interests of the relevant Class A Noteholders and to confer upon such committee or committees any powers or discretions which the relevant Class A Noteholders could themselves exercise by Extraordinary Resolution,

                           (l) subject to the Note Trust Deed, to alter, add or modify the terms and conditions of the Class A Notes or the provisions of any of the Transaction Documents if the alteration, addition or modification is, in the opinion of the Note Trustee, materially prejudicial or likely to be materially prejudicial to the Class A Noteholders, other than to correct a manifest error or ambiguity or to comply with the law, and shall include any modifications which would have the effect of changing the Final Maturity Date.

                           provided that the special quorum provisions contained in paragraphs

                                                                             57
-------------------------------------------------------------------------------
                           5(a) and 5(b) and, in the case of any
                           adjourned meeting, the proviso to paragraph 5(b) shall apply in relation to any Extraordinary Resolution for the purpose of making a modification which:

                                    (i)      varies the date fixed for final
                                             maturity or redemption of the
                                             relevant Class A Notes;

                                    (ii)     reduces or cancels the principal
                                             amount of the relevant Class A
                                             Notes or the rate of interest
                                             applicable to the relevant Class A
                                             Notes;

                                    (iv)     alters the currency in which
                                             payments under the relevant Class A
                                             Notes are to be made;

                                    (v)      varies the provisions in this
                                             schedule concerning the quorum
                                             required for any meeting of the
                                             relevant Class A Noteholders or the
                                             majority required to pass an
                                             Extraordinary Resolution;

                                    (vi)     postpones the date for payment of
                                             interest or the rate of interest
                                             applicable to a Class of Notes; or

                                    (vi)     amends this proviso in any manner.

BINDING EFFECT OF RESOLUTIONS

                  14 A resolution passed at a meeting of the relevant Class A Noteholders duly convened and held in accordance with this schedule is binding upon all the relevant Class A Noteholders, whether present or not present at such meeting, and each of the relevant Class A Noteholders shall be bound to give effect thereto accordingly. The passing of any such resolution shall be conclusive evidence that the circumstances of such resolution justify the passing of it.

MINUTES

                  15 Minutes of all resolutions and proceedings at every such meeting shall be made and duly entered in books to be from time to time provided for that purpose by the Issuer Trustee or the Note Trustee and any such minutes, if purporting to be signed by the chairman of the meeting at which such resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting of the relevant Class A Noteholders, shall be conclusive evidence of the matters referred to in the minutes and until the contrary is proved every such meeting in respect of the proceedings of which minutes have been made and signed by the chairman shall be deemed to have been duly held and convened and all resolutions passed or proceedings transacted thereat to have been duly passed and transacted.

SIGNED RESOLUTION

                  16 A resolution in writing signed by or on behalf of all the holders of the Class A Notes shall be as valid and effectual as an Extraordinary Resolution passed at a meeting of such holders duly convened and held in accordance with the provisions herein contained.

FURTHER REGULATIONS

                  17 Subject to all other provisions contained in this deed, the Note Trustee

                                                                             58
-------------------------------------------------------------------------------
                           may from time to time without the consent of the Issuer Trustee or the relevant
                           Class A Noteholders or any of them prescribe such further regulations regarding the requisitioning and holding of meetings of Class A Noteholders and attendance and voting thereat and in relation to resolutions in writing as the Note Trustee may in its sole discretion determine including particularly (but without prejudice to the generality of the foregoing) such regulations and requirements as the Note Trustee thinks reasonable:

                           (a) so as to satisfy itself that persons who propose to requisition a meeting in accordance with paragraph 2 or who propose to make any requisition to the Note Trustee are in fact Class A Noteholders; and

                           (b) as to the form of Voting Certificates or Block Voting Instructions to be issued so as to satisfy itself that persons who purport to attend or vote at any meeting of Class A Noteholders are entitled to do so.


                                                                              59
--------------------------------------------------------------------------------
EXECUTION PAGE
--------------------------------------------------------------------------------
ISSUER TRUSTEE

SIGNED, SEALED AND DELIVERED            )
by                                      )
as attorney for PERPETUAL TRUSTEE       )
COMPANY LIMITED under power of          )
attorney dated                          )
                                        )
in the presence of:                     )
                                        )
                                        )
Signature of witness                    )
                                        )
                                        )
Name of witness (block letters)         )
                                        )
                                        )
Address of witness                      )
                                        )
                                        )         By executing this deed the
Occupation of witness                   )         attorney states that the
                                        )         attorney has received no
                                        )         notice of revocation of the
                                        )         power of attorney




GLOBAL TRUST MANAGER

SIGNED by                               )
on behalf of and SEALED AND             )
DELIVERED by HOMESIDE                   )
GLOBAL MBS TRUST MANAGER,               )
INC. in the presence of:                )
                                        )
                                        )
Signature of witness                    )
                                        )
                                        )
Name of witness (block letters)         )
                                        )
                                        )
Address of witness                      )
                                        )
                                        )
Occupation of witness                   )
                                        )         By executing this deed the
                                        )         signatory states that the
                                        )         signatory has received no
                                        )         notice of revocation of the
                                        )         authority under which this
                                        )         deed is executed


                                                                             60
-------------------------------------------------------------------------------
NOTE TRUSTEE

SIGNED, SEALED AND DELIVERED by         )
as authorised signatory for THE BANK    )
OF NEW YORK, NEW YORK                   )
BRANCH in the presence of:              )
                                        )
                                        )
Signature of witness                    )
                                        )
                                        )
Name of witness (block letters)         )
                                        )
                                        )
Address of witness                      )
                                        )
                                        )
Occupation of witness                   )         By executing this deed the
                                        )         signatory states that the
                                        )         signatory has received no
                                        )         notice of  revocation of the
                                                  authorisation under which this
                                                  deed is signed, sealed and
                                                  delivered



                                                                             (v)
--------------------------------------------------------------------------------


                   TRUST INDENTURE ACT - CROSS REFERENCE TABLE

[This Cross Reference Table does not, for any purpose, form part of this Note
Trust Deed.] "NA" means not applicable.
--------------------------------------------------------------------------------
     TRUST INDENTURE ACT SECTION               CLAUSE REFERENCE
--------------------------------------------------------------------------------

              310(a)(1)              22.3(g), 15.7-9, 18.3(b), 18.4, 18.5
--------------------------------------------------------------------------------
              310(a)(2)                        15.7, 15.8, 15.9
--------------------------------------------------------------------------------
              310(a)(3)                              18.7
--------------------------------------------------------------------------------
              310(a)(4)
--------------------------------------------------------------------------------
              310(a)(5)                             18.12
--------------------------------------------------------------------------------
               310(b)                            15.9, 18.13
--------------------------------------------------------------------------------
               310(c)
--------------------------------------------------------------------------------
               311(a)                                15.6
--------------------------------------------------------------------------------
               311(b)                                15.6
--------------------------------------------------------------------------------
               311(c)
--------------------------------------------------------------------------------
               312(a)                              4.2, 4.3
--------------------------------------------------------------------------------
               312(b)                                4.3
--------------------------------------------------------------------------------
               312(c)                                4.4
--------------------------------------------------------------------------------
               313(a)                                17.1
--------------------------------------------------------------------------------
              313(b)(1)                              17.1
--------------------------------------------------------------------------------
              313(b)(2)                           17.1, 22.3
--------------------------------------------------------------------------------
               313(c)                                17.1
--------------------------------------------------------------------------------
               313(d)                                17.1
--------------------------------------------------------------------------------
              314(a)(1)                         17.2(a), 17.2
--------------------------------------------------------------------------------
              314(a)(2)                            17.2(b)
--------------------------------------------------------------------------------
              314(a)(3)                            17.2(c)
--------------------------------------------------------------------------------
              314(a)(4)                             7.2(b)
--------------------------------------------------------------------------------
               314(b)                               7.2(h)
--------------------------------------------------------------------------------
               314(c)                              255.1(a)
--------------------------------------------------------------------------------
               314(d)                              255.1(b)
--------------------------------------------------------------------------------
               314(e)                              255.1(c)
--------------------------------------------------------------------------------
               314(f)
--------------------------------------------------------------------------------
               315(a)                                15.2
--------------------------------------------------------------------------------
               315(b)                               8.1(a)
--------------------------------------------------------------------------------
               315(c)                                15.3
--------------------------------------------------------------------------------
               315(d)                             15.5, 11.5
--------------------------------------------------------------------------------
               315(e)                               255.2
--------------------------------------------------------------------------------
              316(a)(1)                             255.3
--------------------------------------------------------------------------------
              316(a)(2)                              16.2
--------------------------------------------------------------------------------
               316(b)                               255.4
--------------------------------------------------------------------------------
               316(c)                                22.4
--------------------------------------------------------------------------------


                                                                            (vi)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              317(a)(1)                              8.3
--------------------------------------------------------------------------------
              317(a)(2)                              8.3
--------------------------------------------------------------------------------
               317(b)                               7.2(i)
--------------------------------------------------------------------------------
               318(a)                               255.5
--------------------------------------------------------------------------------
